UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant	[ X ]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

I-MINERALS INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

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I-MINERALS INC.
NOTICE OF 2016 ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 7, 2016

To the Company’s Shareholders:

Notice is hereby given that the 2016 Annual General and Special Meeting (the “Meeting”) of the shareholders of I-Minerals Inc., a corporation continued under the laws of the Canada Business Corporations Act (“CBCA”) (the “Company”), will be held at Suite 704, 595 Howe Street , Vancouver, British Columbia, Canada on December 7, 2016, commencing at 1:00 p.m. (Pacific Standard Time), for the following purposes:

1.	To set the number of directors for the ensuing year at six (6) persons.

2.	To elect Thomas M. Conway, Allen L. Ball, W. Barry Girling, Gary Childress, Wayne Moorhouse and John Theobald as directors of the Company for the ensuing year.

3.	To appoint BDO Canada LLP as the auditors of the Company until the next annual general meeting of the Company and to authorize the directors of the Company to fix the remuneration to be paid to the auditors.

4.	To consider, and, if deemed advisable, approve a resolution ratifying and approving the Company’s 10% “rolling” Stock Option Plan as described in the Proxy Statement.

5.	To consider and, if thought advisable, to approve a special resolution authorizing an alteration of the Company’s constating documents to include an advance notice provision for the nomination of Directors, as more fully set forth in the Proxy Statement accompanying the Notice of Meeting.

6.	To consider, and, if thought advisable, to approve a special resolution authorizing the Company to continue under the laws of the Province of British Columbia under the Business Corporations Act (British Columbia) in accordance with the provisions of the Canada Business Corporations Act, as more particularly described in the Proxy Statement accompanying the Notice of Meeting.

7.	To receive the audited financial statements of the Company for the fiscal year ended April 30, 2016 and the accompanying record for the audits.

Only shareholders of record at the close of business on October 26, 2016 are entitled to notice of, and to vote at, the Meeting.

Shareholders unable to attend the Meeting in person are requested to read the enclosed proxy statement and proxy and then complete and deposit the proxy in accordance with its instructions. Unregistered shareholders must deliver their completed proxies in accordance with the instructions given by their financial institution or other intermediary that forwarded the proxy to them.

BY ORDER OF THE BOARD OF DIRECTORS OF
I-MINERALS INC.

/s/ Thomas M. Conway
_____________________________________
Thomas M. Conway,
Chief Executive Officer, President and Director
Vancouver, British Columbia
November 7, 2016

ii

IMPORTANT

Whether or not you expect to attend in person, the Company urges you to sign, date, and return the enclosed proxy at your earliest convenience. This will help to ensure the presence of a quorum at the Meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE I-MINERALS INC. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION.  Sending in your proxy will not prevent you from voting your shares at the Meeting if you desire to do so, as your proxy is revocable at your option.

iii

I-MINERALS INC.
Suite 880, 580 Hornby Street
Vancouver, British Columbia, Canada V6C 3B6

PROXY STATEMENT FOR THE 2016 ANNUAL GENERAL AND SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON DECEMBER 7, 2016

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of I-Minerals Inc. (“we”, “us”, “our” and the “Company”) for use at the 2016 Annual General Meeting of the shareholders of the Company (the “Meeting”) to be held on December 7, 2016 at 1:00 p.m. (Pacific Standard Time) at Suite 704, 595 Howe Street , Vancouver, British Columbia, Canada and at any adjournment thereof, for the purposes set forth in the preceding Notice of Annual General and Special Meeting.

This Proxy Statement, the Notice of Annual General and Special Meeting and the enclosed proxy card are expected to be mailed to the Company’s shareholders on or about November 8, 2016.

The Company does not expect that any matters other than those referred to in this Proxy Statement and the Notice of Annual General and Special Meeting will be brought before the Meeting.  However, if other matters are properly presented before the Meeting, the persons named as proxy appointees will vote upon such matters in accordance with their best judgment. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incidental to the conduct of the Meeting.

The date of this Proxy Statement is November 7, 2016.

Important Notice Regarding the Internet Availability of Proxy Materials for the Meeting to be held on December 7, 2016.  This Proxy Statement to the shareholders is available on the Company’s website at www.imineralsinc.com/s/investors/asp.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE MEETING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you are a shareholder of record as at the close of business on October 26, 2016 (the “Record Date”), and are entitled to vote at this Meeting.  This Proxy Statement describes issues on which the Company would like you, as a shareholder, to vote.  It provides information on these issues so that you can make an informed decision.  You do not need to attend the Meeting to vote your shares.

When you sign the proxy card, you appoint the directors and/or officers (the “Designated Persons”) who are named in the proxy card of the Company.  The Designated Persons will vote your shares at the Meeting (or any adjournments or postponements) as you have instructed them on your proxy card. With proxy voting, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Meeting, just in case your plans change.

If no choice is specific in the proxy with respect to a matter to be acted upon, the proxy confers discretionary authority with respect to that matter upon the Designated Persons named in the proxy card.  It is intended that the Designated Persons will vote the common shares represented by the proxy in favour of each matter identified in the proxy and for the nominees of the Company’s Board of Directors and auditors.

If an issue comes up for vote at the Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, the Designated Persons will vote your shares, under your proxy, at their discretion, subject to any limitations imposed by law.

Who is soliciting my vote?

The Board of Directors of the Company is soliciting your proxy to vote at the Meeting.

Who pays for this proxy solicitation?

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares in their names that are beneficially owned by others to forward to these beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the shares at the Company's discretion. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by the Company’s directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

Who is entitled to attend and vote at the Meeting?

Only shareholders of the Company of record at the close of business on October 26, 2016, will be entitled to vote at the Meeting.  Shareholders entitled to vote may do so by voting those shares at the Meeting or by proxy.

What matters am I voting on?

You are being asked to vote on the following matters:

1.	To set the number of directors for the ensuing year at six (6) persons.

2.	To elect Thomas M. Conway, Allen L. Ball, W. Barry Girling, Gary Childress, Wayne Moorhouse and John Theobald as directors of the Company for the ensuing year.

3.	To appoint BDO Canada LLP as the auditors of the Company until the next annual general meeting of the Company and to authorize the directors of the Company to fix the remuneration to be paid to the auditors.

4.	To consider, and, if deemed advisable, approve a resolution ratifying and approving the Company’s 10% “rolling” Stock Option Plan.

5.	To consider and, if thought advisable, to approve a special resolution authorizing an alteration of the Company’s constating documents to include an advance notice provision for the nomination of Directors.

6.	To consider, and, if thought advisable, to approve a special resolution authorizing the Company to continue under the laws of the Province of British Columbia under the Business Corporations Act (British Columbia) in accordance with the provisions of the Canada Business Corporations Act.

7.	To receive the audited financial statements of the Company for the fiscal year ended April 30, 2016 and the accompanying record for the audits.

The Company will also consider any other business that properly comes before the Meeting.

How do I vote?

The voting process is different depending on whether you are a registered shareholder or a beneficial shareholder:

-	You are a registered shareholder if your common shares are registered in your name (“Registered Shareholder”).

-	You are a beneficial shareholder if your shares are held on your behalf by your intermediary (“Beneficial Shareholder”).

Registered Shareholder: Common Shares Registered in Your Name

If you are a Registered Shareholder, you are entitled to vote in persons at the Meeting or by proxy whether or not you attend the Meeting.  You may vote by proxy:

-	by signing your proxy card and mailing it to the Company’s transfer agent at the address on the proxy card;

-	by signing and e-mailing your proxy card to the Company’s transfer agent for proxy voting at the e-mail address provided on the proxy card;

-	by telephone by following the instructions set out in the proxy card; and

-	through the internet by following the instructions set out in the proxy card.

If you wish to submit a proxy, whether by paper, telephone, email, or internet, you must complete and sign the proxy, and then return it to the Company’s transfer agent, Computershare Investor Services Inc., in accordance with the instructions set forth in the proxy card, no later than 48 hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof. The chair of the Meeting may waive the proxy cut-off without notice. If the proxy is not dated, it will be deemed to be dated seven calendar days after the date on which it was mailed to you (the Registered Shareholder).

Beneficial Shareholder: Common Shares Registered in the Name of an Intermediary such as a Brokerage Firm, Bank, Dealer or other Similar Organization

The following information is of significant importance to those shareholders who do not hold shares in their own name. Beneficial Shareholders should note that only proxies deposited by shareholders whose names appear on the records of the Company as the registered holders of common shares can be recognized and acted upon at the Meeting

If your common shares are listed in an account statement provided to you by a broker, then in almost all cases your common shares will not be registered in your name on the records of the Company.  In such circumstances, your common shares will more likely be registered under the names of your broker or an agent of that broker.  In Canada, the vast majority of such common shares are registered under the name of CDS & Co., being the registration name for The Canadian Depository for Securities Limited (which acts as nominee for many Canadian brokerage firms), and in the United States, under the name of Cede & Co., as nominee for The Depository Trust Company (which acts a depository for many U.S. brokerage firms and custodian banks).  You should ensure that instructions respecting the voting of your common shares are communicated to the appropriate person well in advance of the Meeting.

Regulatory polices require Intermediaries to seek voting instructions from Beneficial Shareholders in advance of shareholder meetings.  Beneficial Shareholders have the option of not objecting to their Intermediary disclosing certain ownership information about themselves to the Company (such Beneficial Shareholders are designated as non-objecting beneficial owners, or “NOBOs”) or objecting to their Intermediary disclosing ownership information about themselves to the Company (such Beneficial Shareholders are designated as objecting beneficial owners, or “OBOs”).

In accordance with the requirements of National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer, the Company has elected to send the Proxy Statement, the Notice of Annual General Meeting and a request for voting instructions (a “VIF”), instead of a proxy (the Proxy Statement, the Notice of Annual General Meeting and VIF or proxy are collectively referred to as the “Meeting Materials”) directly to the NOBOs.

The Company will not be paying to send the Meeting Materials to OBOs.  OBOs will not receive a copy of the Meeting Materials unless their Intermediaries (or their service companies) assume the cost of delivery.  A VIF enables a Beneficial Shareholder to provide instructions to the registered holder of its common shares as to how those shares are to be voted at the Meeting and allow the registered holder to provide a Proxy voting the common shares in accordance with those instructions. A VIF should be completed and returned in accordance with its instructions.  The results of the VIFs received from NOBOs will be tabulated and appropriate instructions respecting voting of common shares to be represented at the Meeting will be provided to the registered shareholders.

Intermediaries are required to seek voting instructions from OBOs in advance of the Meeting. Every Intermediary has its own mailing procedures and provides its own return instructions, which should be carefully followed by OBOs to ensure that their common shares are voted at the Meeting. Most brokers now delegate responsibility for obtaining voting instructions from clients to Broadridge Investor Communications Solutions (“Broadridge”), which mails the materials for the Meeting to OBOs and asks them to return a VIF to Broadridge. An OBO receiving a VIF from Broadridge may use that VIF to vote common shares directly at the Meeting if the OBO inserts their name as the name of the person to represent them at the Meeting. The VIF must be returned to Broadridge well in advance of the Meeting in order to have the common shares voted.

In either case, the purpose of this procedure is to permit Beneficial Shareholders to direct the voting of the shares which they beneficially own.  If you receive a VIF, you cannot use it to vote your common shares directly at the Meeting.  You should carefully follow the instructions set out in the VIF including those regarding when and where the VIF is to be delivered.  If you wish to attend the Meeting as a Beneficial Shareholder or have someone else attend on your behalf, you will need to write their name (or their nominee’s name) in the space provided in the VIF and return it in accordance with the instructions of the VIF.

Only Registered Shareholders have the right to revoke a proxy.  As a Beneficial Shareholder, you will need, at least seven days before the Meeting, to arrange for your Intermediary to revoke your VIF on your behalf.

These securityholder materials are being sent to both Registered Shareholders and Beneficial Shareholders.  If you are a Beneficial Shareholder, and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf.

By choosing to send these materials to you directly, the Company (and not the intermediary holding on your behalf) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.

What if I share an address with another person and we received only one copy of the proxy materials?

The Company will only deliver one Proxy Statement to multiple shareholders sharing an address unless it has received contrary instructions from one or more of the shareholders. The Company will promptly deliver a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

I-Minerals Inc. Attention: Matthew Anderson, Chief Financial Officer Suite 880, 580 Hornby Street Vancouver, British Columbia, Canada V6C 3B6

Shareholders may also address future requests for separate delivery of Proxy Statements and/or annual reports by contacting us at the address listed above.

How do I appoint a proxyholder?

A shareholder has the right to appoint a person or company (who need not be a shareholder) to attend and act for or on behalf of that shareholder at the Meeting, other than the Designated Persons named in the enclosed proxy card.

To exercise the right, the shareholder may do so by striking out the printed names and inserting the name of such other person and, if desired, an alternate to such person, in the blank space provided in the proxy card.  Such shareholder should notify the nominee of the appointment, obtain the nominee’s consent to act as proxy and should provide instruction to the nominee on how the shareholder’s shares should be voted.  The nominee should bring personal identification to the Meeting.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting.  You may do this by:

(a)	executing and delivering a written notice of revocation of proxy to the office of the Company at any time before the taking of the vote at the Meeting;

(b)	executing and delivering a later-dated proxy relating to the same shares to the office of the Company at any time before taking of the vote at the Meeting; or

(c)	attending the Meeting in person and:

(i)	giving affirmative notice at the Meeting of your intent to revoke their proxy; and
(ii)	voting in person.

Any written revocation of proxy or subsequent later-dated proxy should be delivered to the office of the Company as follows: I-Minerals Inc., Attention: Matthew Anderson, Chief Financial Officer, Suite 880, 580 Hornby Street, Vancouver, British Columbia, Canada V6C 3B6.  Attendance at the Meeting will not, by itself, revoke a shareholder’s proxy without the giving of notice of intent to revoke that proxy.

What constitutes a quorum?

In order to hold a valid meeting of the Company’s shareholders, a quorum equal to one shareholder must be present at the meeting, in person or represented by proxy.

Shareholders who abstain from voting on any or all proposals, but who are present at the Meeting or represented at the Meeting by a properly executed proxy will have their shares counted as present for the purpose of determining the presence of a quorum.  Broker non-votes will also be counted as present at the Meeting for the purpose of determining the presence of a quorum.  However, abstentions and broker non-votes will not be counted either in favor or against any of the proposals brought before the Meeting.  A broker non-vote occurs when shares held by a broker for the account of a beneficial owner are not voted for or against a particular proposal because the broker has not received voting instructions from that beneficial owner and the broker does not have discretionary authority to vote those shares.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Meeting. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.  The Company will pay the costs of preparing and distributing to shareholders additional proxy materials, if required in connection with any adjournment. Any adjournment will require the affirmative vote of a majority of those securities represented at the Meeting in person or by proxy.

How are abstentions and broker non-votes treated?

Shareholders may vote for or against the proposals or they may abstain from voting.  Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the Meeting, but will not be counted as either in favor or against the proposals.

What vote is required to approve each item?

In order for a proposal to be approved, the number of votes cast at the Meeting in favor of the proposal must be greater than the number of votes cast against the proposal.  As of the Record Date, there were 87,795,298 common shares outstanding and entitled to vote. The affirmative vote of the holders of a majority of the Company’s common shares represented at the Meeting (except as specified below) in person or by proxy is required to approve the following proposals:

1.	To set the number of directors for the ensuing year at six (6) persons.

2.	To elect Thomas M. Conway, Allen L. Ball, W. Barry Girling, Gary Childress, Wayne Moorhouse and John Theobald as directors of the Company for the ensuing year.

3.	To appoint BDO Canada LLP as the auditors of the Company until the next annual general meeting of the Company and to authorize the directors of the Company to fix the remuneration to be paid to the auditors.

4.	To consider, and, if deemed advisable, approve a resolution ratifying and approving the Company’s 10% “rolling” Stock Option Plan as described in the Proxy Statement.

5.	To consider, and if thought advisable, to approve a special resolution authorizing an alteration of the Company’s constating documents to include an advance notice provision for the nomination of Directors’.

6.	To consider, and, if thought advisable, to approve a special resolution authorizing the Company to continue under the laws of the Province of British Columbia under the Business Corporations Act(British Columbia) in accordance with the provisions of the Canada Business Corporations Act.

7.	To receive the audited financial statements of the Company for the fiscal year ended April 30, 2016 and the accompanying record for the audits.

Therefore, the number of votes cast at the Meeting in favor of each of the above proposals must be greater than the number of votes cast against each respective proposal.

Will my shares be voted if I do not sign and return my proxy card?

If you are a Beneficial Shareholder, your intermediary, under certain circumstances, may vote your shares.

If you are a Registered Shareholder, and you do not sign and return your proxy card, your shares will not be voted at the Meeting.

Will I be entitled to appraisal rights under the Canada Business Corporations Act (Canada)?

Under the Canada Business Corporations Act (Canada), the Company’s shareholders are not entitled to appraisal rights in connection with the proposals.

When are the shareholder proposals due for the 2017 Annual Meeting?

The deadline for submitting a shareholder proposal for inclusion in the Company’s proxy statement and proxy card for its 2017 annual meeting of shareholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) is August 10, 2017; provided, however, that in the event the Company hold its 2017 annual meeting more than 30 days before or after the one year anniversary date of the 2017 Annual Meeting, the Company will disclose the new deadline by which proxies must be received under Item 5 of the Company’s earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform shareholders.  In addition, shareholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

Any shareholders who wish to submit a proposal are encouraged to seek independent counsel about requirements of the SEC and the Canada Business Corporations Act (Canada).  The Company will not consider any proposals that do not meet the SEC and Canada Business Corporations Act (Canada) requirements for submitting a proposal.  Notices of intention to present proposals for the Company’s next annual meeting should be delivered to I-Minerals Inc., Suite 880, 580 Hornby Street, Vancouver, British Columbia, Canada V6C 3B6, Attention: Matthew Anderson, Chief Financial Officer.

PROPOSAL NUMBER ONE – NUMBER OF DIRECTORS

The Articles of the Company provide for a board of directors of no fewer than three directors and no greater than a number as fixed or changed from time to time by majority approval of the shareholders.

At the Meeting, shareholders will be asked to pass an ordinary resolution to set the number of directors of the Company for the ensuing year at six (6). The number of directors will be approved if the affirmative vote of the majority of common shares present or represented by proxy at the Meeting and entitled to vote are voted in favour to set the number of directors at six (6).

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the common shares present or represented by proxy at the Meeting and entitled to vote is required to approve Proposal Number One.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” TO SET THE NUMBER OF DIRECTORS OF THE COMPANY FOR THE ENSUING YEAR AT SIX (6).

PROPOSAL NUMBER TWO – ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of six directors: Thomas M. Conway, Allen L. Ball, W. Barry Girling, Gary Childress , Wayne Moorhouse and John Theobald.  At the Meeting, shareholders will elect six directors to serve until the next annual meeting of shareholders and until their respective successors shall have been duly elected and qualified, or until their death, resignation or removal. Unless marked otherwise, proxies received will be voted “FOR” the election of the six nominees named below.

Directors are elected by a plurality of the votes present in person and represented by proxy and entitled to vote at a meeting at which a quorum is present. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees for director named above. Abstentions will be counted as present for purposes of determining the presence of a quorum. If a quorum is present, the nominees for director receiving the highest number of votes will be elected as directors. Abstentions will have no effect on the vote. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose.

Nominees

The Board of Directors intends to nominate the six persons identified as its nominees in this Proxy Statement.  The names of each nominee and certain information about them are set forth below:

Name Of Nominee	Age	Position
Thomas M. Conway	60	Chief Executive Officer, President, and Director
Allen L. Ball	71	Director
W. Barry Girling(1)	57	Director
Gary Childress(1)	68	Director
Wayne Moorhouse(1)	52	Director
John Theobald	59	Director
Note:
(1)	Member of the audit committee.

There is no family relationship between the Company’s directors and there are no legal proceedings to which any of the directors are a party adverse to us or in which any of the Company’s directors have a material interest adverse to us.  Set forth below is a brief description of the background and business experience of each director for the past five years:

Thomas M. Conway has been our Chief Executive Officer and President since January 2011, and a director since October 2010. Mr. Conway holds a B.S.- Mining Engineering (University of Minnesota) and later attended Harvard Business School's Executive MBA program. He has significant expertise in permitting, feasibility and mining. A results-oriented executive, Mr. Conway has 20 years of diverse experience largely with Newmont Mining Corporation ("Newmont") in operations, general management, environmental affairs and risk management. His experience covers domestic and international assignments in open pit and underground operations where he has a record of successfully implementing plans to enhance operations through improved cost control and productivity innovations. His roles at Newmont included Vice President Risk Management, Vice President / General Manager Carlin Operations, Vice President / General Manager Minera Yanacocha.

Allen L. Ball has been a director since March 2002. Mr. Ball is a successful Idaho business man and has been involved in many business ventures including farming, farm implement sales, vending machines, cosmetics industry, mining, timber, construction and related materials, high tech venture capital, commercial car washes, A/R factoring, septic system sales / installation / servicing, lending, real estate development, hospitality, assisted living, pharmaceutical, firearms manufacturing, fishing lodge/outfitting, and motorsports sales, but he is probably most known for his involvement in forming Melaleuca, Inc, which is a manufacturer of wellness products and based in Idaho.

W. Barry Girling has been a director since March 2002. Mr. Girling has been active in various aspects of mineral exploration since 1977. He couples his geological understanding with a B.Com. (Finance) degree to provide consulting services to a number of TSX Venture Exchange companies. He has strong capital markets experience gained as a founder and director of Foundation Resources Inc. and Search Minerals Inc and was a director of Roxgold Inc. from August 2006 through September 2102 completed the re-organization of Roxgold Inc. and the acquisition of its Burkina Faso gold properties. Aside from I-Minerals Inc., Mr. Girling was from November 2012 President and CEO of Birch Hill Gold Corporation until it amalgamated with Canoe Mining Ventures in June of 2014 and continues as a director of BRS Ventures Ltd.

Gary Childress has been a director since November 2013. Mr. Childress has a BS in Ceramic Engineering from Clemson University and has spent much of the last 40 years in industrial minerals or related industries. He has served as General Manager of Edward Orton Ceramic Foundation since September 2001, the primary focus of which is providing products to assist and enhance high temperature processing of ceramics and other materials. Mr. Childress also served as Vice President of Hecla Mining Company from 1994 to 2001 where he was responsible for Heclas's industrial mineral division including acquisitions and project development.

Wayne Moorhouse has been a director since January 6, 2014. Mr. Moorhouse has extensive experience with public companies and has acted as the CFO, corporate secretary or president of a number of TSX and TSX Venture listed resource companies and their subsidiaries.  In particular, Mr. Moorehouse served as CFO and corporate secretary of Genco Resources Ltd., a former TSX company that had a producing silver-gold property in Mexico, from June 2003 to October 2010, and as a special advisor to Silvermex Resources Ltd., a company listed on the TSX that was in process of developing advanced stage silver projects, from November 2010 to December 2011.  Between January 2012 and September 2013, Mr. Moorhouse served as CFO of Roxgold Inc, a company listed on the TSX Venture Exchange engaged in the exploration of a gold property in Burkina Faso.  Currently, Mr. Moorhouse is CFO of Midnight Sun Mining Corp., a company listed on the TSX Venture Exchange engaged in the exploration of properties in Africa and CFO of WPC Resources Inc., a TSX Venture Exchange listed company focused on advancing a portfolio of Canadian gold properties.

John Theobald has been a director since July 21, 2016. Mr. Theobald has over thirty-five years in the international mining industry and has been involved with exploration, business development, operations, investments and capital markets. Most recently he was a director of ASX listed High Peak Royalties Ltd, director, CEO & COO of London and TSX listed royalty company Anglo Pacific Group plc, and served as Chairman of First Coal Corporation which was successfully sold to Xstrata plc for C$147 million. From 1999 to 2008 he held a number of senior positions with Sibelco, a major industrial minerals group, where he gained significant experience of kaolin, feldspar, clay and quartz markets and operations. Mr. Theobald has a B.Sc. with Honours in Geology from the University of Nottingham, is a Chartered Engineer with the UK Engineering Council, Fellow of the Institute of Materials Minerals and Mining (UK) and Member of the Institute of Directors (UK).

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the common shares present or represented by proxy at the Meeting and entitled to vote is required to approve Proposal Number Two.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL NOMINEES NAMED ABOVE. PROXIES RECEIVED BY THE COMPANY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES NAMED ABOVE UNLESS THE SHAREHOLDER SPECIFIES OTHERWISE IN THE PROXY.

PROPOSAL NUMBER THREE – APPOINTMENT OF AUDITOR

Shareholders will be asked to vote for the appointment of BDO Canada LLP, Charted Accountants, to serve as auditors of the Company to hold office until the next annual general meeting of the shareholders or until such firm is removed from office or resigns as provided by law and to authorize the Board of Directors of the Company to fix the remuneration to be paid to the auditors.

BDO audited the Company’s financial statements for the year ended April 30, 2016, and has been recommended by the Board of Directors pursuant to the recommendation of the Audit Committee to serve as the Company’s auditors for the fiscal year ending April 30, 2017. At the direction of the Board of Directors, this appointment is being presented to the shareholders for ratification or rejection at the Meeting. If the shareholders do not appoint BDO, the Audit Committee may reconsider, but will not necessarily change, its selection of BDO to serve as the Company’s auditors.

A representative of BDO is not expected to be present at the Meeting.

Principal Accountant Fees

The aggregate fees billed for the two most recently completed fiscal years ended April 30, 2015 and 2014 for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of the financial statements included its Quarterly Reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended April 30, 2016	Year Ended April 30, 2015
Audit Fees	$72,994	$147,568
Audit Related Fees	-	-
Tax Fees	6,485	7,634
All Other Fees	6,258	-
Total	$85,737	$155,202

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The policy of the Company’s audit committee is to pre-approve all audit and permissible non-audit services to be performed by the Company’s independent auditors during the fiscal year. Before engaging an independent registered public accountant to render audit or non-audit services, the engagement is approved by the Company’s audit committee or the engagement to render services is entered into pursuant to pre-approval policies and procedures established by the audit committee.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the common shares present or represented by proxy at the Meeting and entitled to vote is required to approve Proposal Number Three.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPOINTMENT OF BDO CANADA LLP, CHARTERED ACCOUNTANTS, AS THE COMPANY’S AUDITORS UNTIL THE NEXT ANNUAL GENERAL MEETING AT A REMUNERATION TO BE FIXED BY THE COMPANY’S BOARD OF DIRECTORS.

PROPOSAL NUMBER FOUR – RATIFICATION AND APPROVAL OF STOCK OPTION PLAN

The Company received shareholder approval on November 6, 2014 of its “rolling” stock option plan (the “Stock Option Plan”) whereby 10% of the number of issued and outstanding shares of the Company at any given time may be reserved for issuance pursuant to the exercise of options.  The TSX Venture Exchange requires that the Stock Option Plan be submitted for approval by the shareholders at the annual general meeting of the Company.  Accordingly, management is seeking ratification and approval of the Stock Option Plan by the shareholders.  The board of directors of the Company has approved the Stock Option Plan and recommends shareholders vote in favour of approving and ratifying the Stock Option Plan.

The Stock Option Plan was established to provide incentive to directors, officers, employees, management company employees and consultants who provide services to the Company.  The intention of management in proposing the Stock Option Plan is to increase the proprietary interest of such persons in the Company and thereby aid the Company in attracting, retaining and encouraging the continued involvement of such persons with the Company.

The Stock Option Plan provides for a floating maximum limit of 10% of the outstanding common shares, as permitted by the policies of the Exchange. As of the date of this Proxy Statement, the Company was eligible to grant up to 8,779,530 options under its Stock Option Plan.  There are presently 5,855,000 options outstanding and 2,924,530 remain available under the Stock Option Plan.

Terms of the Stock Option Plan

Options may be granted under the Stock Option Plan to such service providers of the Company and its affiliates, if any, as the Board of Directors may from time to time designate.  The exercise price of option grants will be determined by the Board of Directors, but cannot be lower than the price permitted by the TSX Venture Exchange.  The Stock Option Plan provides that the number of common shares that may be reserved for issuance to any one individual upon exercise of all stock options held by such individual may not exceed 5% of the issued common shares, if the individual is a director or officer, or 2% of the issued common shares, if the individual is a consultant or engaged in providing investor relations services, on a yearly basis. Subject to earlier termination, all options granted under the Stock Option Plan will expire not later than the date that is five years from the date that such options are granted. In the event that an optionee ceases to be a director, officer, employee or consultant, the option will terminate within ninety days.  In the event of the death of an optionee, the options will only be exercisable within 12 months of such death.  Options granted under the Stock Option Plan are not transferable or assignable other than by will or other testamentary instrument or pursuant to the laws of succession.

Disinterested Shareholder Approval

Under the policies of the TSX Venture Exchange, if the grant of options under the proposed Stock Option Plan to insiders of the Company, together with all of the Company’ outstanding stock options, could result at any time in:

(a)	the number of shares reserved for issuance pursuant to stock options granted to insiders of the Company exceeding 10% of the issued common shares of the Company;

(b)	the grant to insiders of the Company, within a 12 month period, of a number of options exceeding 10% of the issued common shares of the Company; or

(c)	the issuance to any one optionee, within a 12 month period, of a number of shares exceeding 5% of the issued common shares of the Company,

the Company must obtain disinterested shareholder approval.  The policies of the TSX Venture Exchange and the terms of the proposed Stock Option Plan also provide that disinterested shareholder approval will be required for any agreement to decrease the exercise price of options previously granted to insiders of the Company.  The term disinterested shareholder approval means approval by a majority of the votes cast at the Meeting other than votes attaching to shares of the Company beneficially owned by insiders of the Company to whom options may be granted under the proposed Stock Option Plan.

A copy of the Stock Option Plan is set forth in Appendix “A” of this Proxy Statement.

Required Vote

The affirmative approval of the holders of record on the Record of a majority of the common shares present or represented by proxy at the Meeting and entitled to vote is required to approve Proposal Number Four.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION AND APPROVAL OF THE STOCK OPTION PLAN.

PROPOSAL NUMBER FIVE– AMENDMENT TO BY-LAWS TO INCLUDE ADVANCE NOTICE PROVISION FOR NOMINATION OF DIRECTORS

Amendment to By-Laws to include Advance Notice Provision for Nominations of Directors

Introduction

The directors of the Company are proposing that the By-Laws of the Company be altered to include an Advance Notice Provision (the “Advance Notice Provision”), which will: (i) facilitate orderly and efficient annual general or, where the need arises, special, meetings; (ii) ensure that all shareholders receive adequate notice of the director nominations and sufficient information with respect to all nominees; and (iii) allow shareholders to register an informed vote. The full text of the proposed alteration of the By-Laws to include the Advance Notice Provision is set out in Appendix “D” to this Proxy Statement.

Purpose of the Advance Notice Provision

The purpose of the Advance Notice Provision is to provide shareholders, directors and management of the Company with direction on the procedure for shareholder nomination of directors. The Advance Notice Provision is the framework by which the Company seeks to fix a deadline by which holders of record of common shares of the Company must submit director nominations to the Company prior to any annual or special meeting of shareholders and sets forth the information that a shareholder must include in the notice to the Company for the notice to be in proper written form.

Effect of the Advance Notice Provision

Subject only to the Canada Business Corporations Act (the “Act”) and the By-Laws, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Company. Nominations of persons for election to the Board may be made at any annual meeting of shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors: (a) by or at the direction of the Board, including pursuant to a notice of meeting; (b) by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of the Act, or a requisition of the shareholders made in accordance with the provisions of the Act; or (c) by any person (a “Nominating Shareholder”): (A) who, at the close of business on the date of the giving of the notice provided for below in the Advance Notice Provision and on the record date for notice of such meeting, is entered in the securities register as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting; and (B) who complies with the notice procedures set forth below in the Advance Notice Provision.

In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must have given timely notice thereof in proper written form to the Secretary of the Company at the principal executive offices of the Company.

To be timely, a Nominating Shareholder’s notice to the Secretary of the Company must be made: (a) in the case of an annual meeting of shareholders, not less than 30 nor more than 65 days prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the tenth (10th) day following the Notice Date; and (b) in the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of shareholders was made. In no event shall any adjournment or postponement of a meeting of shareholders or the announcement thereof commence a new time period for the giving of a Nominating Shareholder’s notice as described above.

To be in proper written form, a Nominating Shareholder’s notice to the Secretary of the Company must set forth: (a) as to each person whom the Nominating Shareholder proposes to nominate for election as a director: (A) the name, age, business address and residential address of the person; (B) the principal occupation or employment of the person; (C) the class or series and number of shares in the capital of the Company which are controlled or which are owned beneficially or of record by the person as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice; and (D) any other information relating to the person that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and Applicable Securities Laws (as defined below); and (b) as to the Nominating Shareholder giving the notice, any proxy, contract, arrangement, understanding or relationship pursuant to which such Nominating Shareholder has a right to vote any shares of the Company and any other information relating to such Nominating Shareholder that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and Applicable Securities Laws (as defined below). The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such proposed nominee.

No person shall be eligible for election as a director of the Company unless nominated in accordance with the provisions of the Advance Notice Provision; provided, however, that nothing in the Advance Notice Provision shall be deemed to preclude discussion by a shareholder (as distinct from the nomination of directors) at a meeting of shareholders of any matter in respect of which it would have been entitled to submit a proposal pursuant to the provisions of the Act. The Chairman of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded.

For purposes of the Advance Notice Provision: (a) “public announcement” shall mean disclosure in a press release reported by a national news service in Canada, or in a document publicly filed by the Company under its profile on the System of Electronic Document Analysis and Retrieval (SEDAR) at www.sedar.com; and (b) “Applicable Securities Laws” means the applicable securities legislation of each relevant province and territory of Canada and each relevant state in the United States of America, as amended from time to time, the rules, regulations and forms made or promulgated under any such statutes and the published national instruments, multilateral instruments, policies, bulletins and notices of the relevant securities commissions and similar regulatory authority of each relevant province and territory of Canada and each relevant state in the United States of America.

Notwithstanding any other provision of the Advance Notice Provision, notice given to the Secretary of the Company pursuant to the Advance Notice Provision may only be given by personal delivery, facsimile transmission or by email (at such email address as stipulated from time to time by the Secretary of the Company for purposes of this notice), and shall be deemed to have been given and made only at the time it is served by personal delivery, email (at the address as aforesaid) or sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received) to the Secretary at the address of the principal executive offices of the Company; provided that if such delivery or electronic communication is made on a day which is a not a business day or later than 5:00 p.m. (Vancouver time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the subsequent day that is a business day.

Notwithstanding the foregoing, the Board may, in its sole discretion, waive any requirement in the Advance Notice Provision.

Directors’ Recommendation

The Board has concluded that the Advance Notice Provision is in the best interests of the Company and its shareholders.  Accordingly, the Board unanimously recommends that the shareholders ratify, confirm and approve an alteration of the Company’s By-Laws by voting FOR the Advance Notice Provision at the Meeting.

Shareholder Approval

Under the By-Laws and the Act, the Company’s governing statute, the alteration of the Company’s By-Laws requires the approval of more than two-thirds of the votes cast in person or represented by proxy at the Meeting by the shareholders of the Company by a special resolution.  Accordingly, shareholders will be asked at the Meeting to vote on a special resolution, the text of which is contained in Appendix “C” to this Proxy Statement (the “Advance Notice Provision Resolution”), to approve the alteration of the By-Laws of the Company to include the Advance Notice Provision.

The persons named in the form of Proxy, if named as proxy, intend to vote such proxy in favour of the special resolution to approve the Advance Notice Provision Resolution, unless a shareholder has specified in its proxy that its common shares are to be voted against the Resolution.  If no choice is specified by the shareholder to vote for or against the Resolution referred to above, the persons whose names are printed in the enclosed form of proxy intend to vote in favour of the Resolution.

PROPOSAL NUMBER SIX– CONTINUANCE FROM THE FEDERAL JURISDICTION OF CANADA TO THE PROVINCE OF BRITISH COLUMBIA

The Company is currently governed by the Canada Business Corporations Act (the “CBCA”). The Company’s shareholders will be asked to consider and, if thought appropriate, pass, with or without amendment, at the Meeting a special resolution approving the Continuance of the Company under the Canada Business Corporations Act (the “CBCA”) to the Business Corporations Act (British Columbia) (the “BCBCA”).  See “Comparison of the CBCA and the BCBCA” below for a discussion of the principal differences and similarities between the BCBCA and CBCA.

If the Continuance is approved at the Meeting, it is proposed that the Company file the continuation application required for the Continuance of the Company into British Columbia with the Registrar which will result in a new notice of articles (the "New Notice of Articles") replacing the existing articles of incorporation as the charter document of the Company under the BCBCA. The New Notice of Articles not substantively different than the current articles of incorporation of the Company (as they relate to matters that would typically be in the Notice of Articles of a corporation governed by the BCBCA).

In addition, the Company will be adopting a new set of articles after the Continuance (the “New Articles”).

The Continuance must be approved by special resolution in order to become effective. To pass, a special resolution requires the affirmative vote of not less than 66 2/3% of the votes cast by the Company’s shareholders present in person or by proxy at the Meeting.

The complete text of the Continuance Resolution which management intends to place before the Meeting authorizing the Continuance is as follows:

“RESOLVED, as a special resolution, THAT:

1.	the continuance of the Company out of the Canada Business Corporations Act and into the Province of British Columbia under the Business Corporations Act (British Columbia) (the “BCBCA”) be and is hereby authorized and approved;

2.	the application to the Corporations Canada of Canada Business Corporations Act(the “CBCA”) for authorization to continue out of the Federal Jurisdiction of Canada and into the Province of British Columbia under the BCBCA be and is hereby authorized and approved;

3.	the application by the Company to the Registrar of Companies under the BCBCA for a certificate of continuance in order to continue out of the Federal Jurisdiction of Canada and into the Province of British Columbia under the BCBCA under the name “I-Minerals Inc.”, or such other name as the board of directors may approve, be and is hereby authorized and approved;

4.	effective upon issuance of the certificate of continuance, the Company is hereby authorized and directed adopt the New Notice of Articles and the New Articles in substantially the forms attached as schedules to the Company’s Proxy Statement dated November 7, 2016, with such amendments, modifications and alterations thereto as the board of directors of the Company may approve in order to comply with the requirements of the BCBCA, in substitution for the current articles of incorporation and by-laws of the Company;

5.	the New Articles are hereby ratified and confirmed;

6.	any one director or officer of the Company is hereby authorized and directed for and on behalf of the Company to execute and deliver, under corporate seal of the Company or otherwise, all such documents and instruments and to do all such acts and things as in his or her opinion may be necessary or desirable to give full effect to this special resolution; and

7.	notwithstanding any approval of the shareholders of the Company as provided herein, the board of directors may, in its sole discretion, revoke this special resolution and abandon the Continuance before it is acted upon without further approval of the shareholders”

Continuance into the Province of British Columbia and Adoption of New Notice of Articles and Articles

The corporate affairs of the Company are currently governed by the CBCA. The Registrar of Corporations under the CBCA is prepared to allow a continuance out of the Federal Jurisdiction of Canada and into the Province of British Columbia upon receipt of an application for authorization to continue out, which confirms that the Continuance will not adversely affect the creditors or shareholders of the Company as set out in section 187 of the CBCA.

The Continuance does not create a new legal entity, nor does it prejudice or affect the continuity of the Company. The Company’s authorized capital will continue to consist of an unlimited number of common shares and the Continuance and the adoption of the New Notice of Articles and New Articles will not result in any substantive changes to the constitution, powers or management of the Company, except as otherwise described herein.

The Continuance will, however, affect certain rights of the shareholders as they currently exist under the CBCA as briefly discussed herein. Shareholders should consult their legal advisors regarding implications of the Continuance, which may be of particular importance to them.

The adoption of the New Notice of Articles and New Articles of the Company has been approved by the Board, subject to the completion of the Continuance. Upon the Continuance becoming effective, the former articles of incorporation and by-laws of the Company will be replaced by the New Notice of Articles and New Articles.

Comparison of the BCBCA and the CBCA

The Company is currently governed by the CBCA but following the Continuance will be governed by the BCBCA. While the rights and privileges of shareholders of a BCBCA company are, in many instances, comparable to those rights and privileges of shareholders of a CBCA company, there are certain differences. The following is a summary of some of the principal differences and similarities between the CBCA and BCBCA; however, such summary is not intended to be exhaustive and should not be considered as legal advice to any particular shareholder. Shareholders are advised to consult their own legal advisors respecting all of the implications of the Continuance.

Notwithstanding the foregoing, upon completion of the Continuance, the Company will continue to be bound by the rules and policies of the TSXV, the SEC, the British Columbia Securities Commission and the Alberta Securities Commission, as well as other applicable securities legislation.

Charter Documents

Under the CBCA, the charter documents consist of: (i) articles of incorporation which set forth, among other things, the name of the company, the amount and type of authorized capital, whether there are any restrictions on the transfer of shares of the company, the number of directors (or the minimum and maximum number of directors), any restrictions on the business that the company may carry on and other provisions such as the ability of the directors to appoint additional directors between annual meetings, and (ii) the by-laws which govern the management of the company. The articles are filed with Corporations Canada and the by-laws are filed only at the registered and records office.

Under the BCBCA, the charter documents consist of: (i) the notice of articles, which sets forth certain prescribed information such as the name of the company, the company’s registered and records office, the names and addresses of  the  directors  of  the  company  and  the  authorized  share  structure,  and  (ii)  the  articles,  which  govern  the management of the company. The notice of articles is filed with the Registrar and the articles are filed only at the records office.

Ability to Set Necessary Levels of Shareholder Consent

Under the BCBCA, a company, in its articles, can establish levels for various shareholder approvals (other than those prescribed by the BCBCA). The percentage of votes required for a “special resolution” can be specified in the articles and may be no less than 2/3 and no more than 3/4 of the votes cast. The CBCA does not provide for flexibility on shareholder approvals, which are either ordinary resolutions passed by a majority of the votes cast or, where specified in the CBCA, special resolutions which must be passed by 2/3 of the votes cast.

The Articles that will be adopted by the Company if the Continuance is completed will provide that the percentage of votes required for a special resolution is no less than 2/3 of the votes cast.

Choice of Resolutions for Corporate Actions

Under the CBCA substantive alterations to the charter documents of a company require a resolution passed by not less than two-thirds of the votes cast by the shareholders voting on the resolution authorizing the alteration and, where certain specified rights of the holders of a class of shares are affected differently by the alteration than the rights of the holders of other classes of shares, a resolution passed by not less than two-thirds of the votes cast by the holders of all of the shares of a company, whether or not they carry the right to vote, and a special resolution of each class, or series, as the case may be, even if such class or series is not otherwise entitled to vote. A resolution to amalgamate a CBCA company requires a special resolution passed by the holders of each class of shares or series of shares, whether or not such shares otherwise carry the right to vote, if such class or series of shares are affected differently. Changes to a company's by-laws requires only an ordinary resolution passed by a simple majority of the votes cast on the resolution.

Under the BCBCA, substantive changes to the charter documents such as an alteration of the restrictions, if any, on the business carried on by a company, an increase or reduction of the authorized capital of a company or changes to the special rights and restrictions attached to shares issued by the company require the type of resolution specified by the BCBCA, or if the BCBCA does not specify the type of resolution, by the type of resolution specified by the articles or, if neither specify the type of resolution, a special resolution passed by the majority of votes that the articles of the company specify is required, if that specified majority is at least two-thirds and not more than three- quarters of the votes cast on the resolution or, if the articles do not contain such a provision, a special resolution passed by at least two-thirds of the votes cast on the resolution. The BCBCA provides that special rights and restrictions can be created and attached to issued shares or varied by the type of shareholders’ resolutions specified by the articles, or if the articles do not specify the type of resolution, by a special resolution. A proposed amalgamation requires a special resolution approved by the holders of all shares issued, whether voting or not. A continuance of a company out of the jurisdiction or a sale of all or substantially all of the undertaking of the company requires a special resolution passed by holders of shares of each class entitled to vote at a general meeting of the company. The BCBCA provides that a company may, by directors’ resolution or ordinary resolution authorize an alteration of its notice of articles to adopt or change a translation of its name. Similarly, if the articles so provide, the name of the company may be changed by a directors’ resolution, an ordinary resolution or a special resolution.  In addition, certain changes to the Company’s capital structure including, but not limited to, the creation or cancellation of one or more classes or series of shares, changing the authorized capital, consolidating or subdividing all or any of the Company's issued or unissued shares, and other alterations to the share capital and authorized capital may be effected by directors' resolution where permitted under the BCBCA.   Where permitted by the BCBCA, the New Articles will provide for substantive changes to the Company's charter documents to be effected by way of directors' resolution.

Change of Name

The CBCA provides that a special resolution is required in order to change a company’s name.   The proposed Articles provide that a change of name may be approved by a directors’ resolution or ordinary resolution of shareholders.

Directors

The CBCA requires that for distributing corporations (like the Company) there must be a minimum of three directors at least two of whom shall not be officers or employees of the corporation or its affiliates, and that at least one-quarter of the directors be resident Canadians.

The BCBCA provides that a company must have at least one director unless it is a public company, in which case, it must have at least three directors. However, unlike the CBCA, the BCBCA does not impose any residency requirements on the directors.

Under the CBCA, directors may be removed by ordinary resolution whereas under the BCBCA, directors may be removed by a special resolution or, if the articles of a company provide that a director may be removed by a resolution of the shareholders entitled to vote at general meetings passed by less than a special majority or may be removed by some other method, by the resolution or method specified.

Place of Meetings

The CBCA provides that meetings of shareholders may be held within Canada if the corporation's articles so provide or if all the shareholders entitled to vote at the meeting so agree.

Under the BCBCA, general meetings of shareholders are to be held in British Columbia, or may be held at a location outside of British Columbia if:

(a)	the location is provided for in the articles;

(b)	the articles do not restrict the company from approving a location outside of British Columbia, the location is approved by the resolution required by the articles for that purpose (which may include by way of directors’ resolution), or if no resolution is specified then approved by ordinary resolution before the meeting is held; or

(c)	the location is approved in writing by the Registrar before the meeting is held.

The proposed Articles provide that general meetings of shareholders may be held anywhere in the world.

Quorum Requirement

Under the Company's existing by-laws, a quorum of one shareholder must be present in person or by proxy at the Meeting before any action may validly be taken at the Meeting.

The proposed Articles will continue to have the quorum requirement as any one shareholder, in person or by proxy, that attend the shareholder meeting.

Requisition of Meetings

Both the CBCA and the BCBCA provide that one or more shareholders of a company holding not less than 5% of the issued voting shares may give notice to the directors requiring them to call and hold a general meeting of the shareholders of the company.

Under the BCBCA, if the directors do not call a meeting within 21 days of receiving the requisition, the requisitioning shareholders, or any one of them holding in the aggregate, more than 2.5% of the issued shares of the company that carry the right to vote at general meetings, may call the meeting.

Under the CBCA, if the directors do not call a meeting within 21 days of receiving the requisition, any shareholder who signed the requisition may call the meeting.

Form of Proxy and Information Circular

The BCBCA and CBCA both provide that the applicable form of proxy and information circular for reporting companies is that contained in the relevant parts of National Instrument 51-102 Continuous Disclosure Requirements such that the requirements are the same for public companies in both jurisdictions.

Sale of Undertaking

Under the CBCA, a company may sell, lease or exchange all or substantially all of the property of the company (other than in the ordinary course of business of the company) only if it has been authorized by a special resolution. Each share of the company carries the right to vote in respect of the sale, lease or exchange whether or not such share otherwise carries the right to vote and, where a class or series of shares is affected by the sale, lease or exchange in a manner different from another class or series, the holders of shares of that affected class or series are entitled to vote separately on the transaction.

Under the BCBCA, a company may sell, lease or otherwise dispose of all or substantially all of the undertaking of the company if it does so in the ordinary course of its business or if it has been authorized to do so by a special resolution passed by the percentage of votes that the articles of the company specify is required.   The proposed Articles provide that a special resolution must be passed by at least two-thirds of the votes cast on the resolution.

Both statutes offer dissent rights in the case of such a transaction.

Rights of Dissent and Appraisal

Both the CBCA and the BCBCA contain similar dissent rights for shareholders who dissent to certain actions taken by a company, requiring the company to purchase shares held by such shareholder at the fair value of such shares upon the due exercise of such dissent rights.

In British Columbia, the dissent right is applicable where a company proposes to:

(a)	alter its articles to alter restrictions on the powers of the company or on the business it is permitted to carry on;

(b)	adopt an amalgamation agreement;

(c)	approve an amalgamation into a foreign jurisdiction;

(d)	approve an arrangement, the terms of which arrangement permit dissent;

(e)	authorize or ratify the sale, lease or other disposition of all or substantially all of the company's undertaking; and

(f)	authorize the continuation of the company into a jurisdiction other than British Columbia.

The dissent right is also applicable to any other resolution, if dissent is authorized by the resolution, or under any court order that permits dissent.

In Canada, the dissent right is applicable where a company proposes to:

(a)	amend its articles to add, change or remove any provision restricting the issue or transfer of shares, to add, change or remove any restriction on the business that the company may carry out, or to add or remove an express statement establishing the unlimited liability of the shareholders;

(b)	amalgamate with another company;

(c)	be continued under the laws of another jurisdiction; or

(d)	sell, lease or exchange all or substantially all of its property.

However, the procedures for exercise of the dissent remedies are different. See “Dissent Rights” below and Appendix “E” to this Proxy Statement for a description of the Dissent Rights under the CBCA applicable to the Continuance Resolution.

Oppression Remedies

An oppression remedy allows a shareholder to apply to a court if a company is being run in a manner which is oppressive or unfairly prejudicial to the interests of that shareholder. If the court finds that oppression exists, it can grant a variety of remedies, ranging from an order restraining the conduct complained of to an order requiring the company to repurchase the shareholder's shares or an order liquidating the company.

In British Columbia, an oppression remedy is available to a shareholder of the corporation (which term includes any person whom the court considers to be an appropriate person to make an application). In Canada, the list of eligible complainants whom may commence an oppression application is broader and extends to directors, officers or security holders (whether the security is legally or beneficially owned), former directors, officers or security holders (whether the security is legally or beneficially owned) of a company or any of its affiliates, creditors of the company (in the discretion of the court), or any other person who, in the discretion of a court, is a proper person to seek an oppression remedy.

Under the BCBCA, a court may grant relief where a prejudicial effect to the shareholder is merely threatened. On the other hand, under the CBCA a court may only grant relief if the effect actually exists (i.e. it must be more than merely threatened).

Other than the above distinctions, the oppression remedies in the two statutes are relatively similar.

Shareholder Derivative Actions

Under the BCBCA, a shareholder or director of a company, or any other person whom the court considers to be an appropriate person to make an application may, with leave of the court, bring an action in the name and on behalf of the company to enforce a right, duty or obligation owed to the company that could be enforced by the company itself or to obtain damages for any breach of such a right, duty or obligation.  No leave may be granted unless the court is satisfied that:

(a)	the complainant has given at least 14 days’ notice to the directors of the company or its subsidiary of the complainant’s intention to apply to the court if the directors of the company or its subsidiary do not bring, diligently prosecute, defend or discontinue the action;

(b)	the complainant is acting in good faith; and

(c)	it appears to be in the interests of the company or its subsidiary that the action be brought, prosecuted, defended or discontinued.

The CBCA contains similar provisions for derivative actions but the right to bring a derivative action is available to a broader group including directors, officers or security holders (whether the security is legally or beneficially owned), former directors, officers or security holders (whether the security is legally or beneficially owned) of a company or any of its affiliates, creditors of the company, or any other person who, in the discretion of a court, is a proper person to bring a derivative action. In addition, the CBCA permits derivative actions to be commenced in the name and on behalf of a corporation or any of its subsidiaries.

Dividends

Under the BCBCA, a company may pay dividends to its shareholders by shares or money, unless the company is insolvent or the payment of the dividends would render the company insolvent.

Under the CBCA, a company may not pay dividends if the company is, or would after the payment be, unable to pay its liabilities as they become due, or the realizable value of the company's assets would thereby be less than the aggregate of its liabilities and stated capital of all classes.

Rights of Dissenting Shareholders

The Shareholders have the right to dissent to the Continuance pursuant to section 190 of the CBCA, the text of which is set forth in Appendix “E” to this Proxy Statement. In the event that the actions approved by the Continuance Resolution become effective, any Shareholder who dissents in accordance with the provisions of section 190 of the CBCA will be entitled to be paid the fair value of the Shares held by such shareholder determined as at the close of business on the last business day before the Continuance Resolution was adopted.  See "Dissent Rights" below.

DISSENT RIGHTS

Pursuant to the CBCA, any holder of Shares is entitled to be paid the fair value of such shares by the Resulting Issuer in accordance with the Dissent Rights in Section 190 of the CBCA if the Shareholder dissents to the Continuance Resolution and the Continuance becomes effective.  The fair value of such shareholder’s Shares will be determined as of the close of business on the business day before the adoption of the Continuance Resolution and will be paid by the Resulting Issuer.

The statutory provisions dealing with the right of dissent are technical and complex. Shareholders who wish to exercise their Dissent Rights should seek independent legal advice, as failure to comply strictly with the provisions of Section190 of the CBCA may result in the loss of Dissent Rights.

The following is a brief summary of Section 190 of the CBCA:

A dissenting Shareholder who is a registered Shareholder is required to send a written objection to the Continuance Resolution to the Company at or prior to the Meeting. A vote against the Continuance Resolution or an abstention does not constitute a written objection. If the Continuance Resolution is adopted, the Company or dissenting Shareholder, where the dissenting Shareholder has sent the required written objection, may apply to the Court to fix the fair value of the dissenting Shareholder’s common shares. If the application is made, the Company is required to send to each dissenting Shareholder a written offer to pay such Shareholder an amount considered by the directors of the Company to be the fair value of the dissenting Shareholder’s common shares. If such offer is not made or is not accepted, the Court shall fix the fair value of the common shares. There is no obligation on the Company to apply to the Court. If an application is made by either Party, the dissenting Shareholder will be entitled to be paid the amount fixed by the Court for the common shares in respect of which the dissenting Shareholder dissented. The rights of dissent under Section 190 of the CBCA are exercisable by registered Shareholders only.

All Dissent Notices of a Shareholder, in accordance with the provisions of Section 190 of the CBCA should be addressed to the Company at its head office, 880 - 580 Hornby Street, Vancouver, BC V6C 4B6, Attention: The Chief Executive Officer.

The foregoing summary is not exhaustive of the provisions of the CBCA, does not purport to be a comprehensive statement of the procedures to be followed by a dissenting Shareholder who seeks payment of the fair value of such shareholder’s Shares, and is qualified in its entirety by reference to Section 190 of the CBCA, the full text of which is attached to this Proxy Statement as Appendix “E”.  Section 190 of the CBCA requires strict adherence to the procedures set forth therein and failure to do so may result in loss of all of the Dissent Rights. Accordingly, each Shareholder who might desire to exercise Dissent Rights should carefully consider and comply with the provisions of that section and consult his legal advisor.

AUDIT COMMITTEE AND CORPORATE GOVERNANCE

Meetings and Committees of the Board of Directors

During the fiscal year ended April 30, 2016, the Company’s Board of Directors held two meetings and various matters were approved by consent resolution of the entire board. The Company’s audit committee held four meetings during the fiscal year ended April 30, 2016.  Although we do not have a formal policy regarding director attendance at annual general meetings, directors are encouraged to attend the Meeting absent extenuating circumstances.

Audit Committee

Audit Committee Charter

The Company’s audit committee is governed by an audit committee charter, the text of which is attached as Appendix “B” to this Proxy Statement.

Composition

The Company’s audit committee currently consists of three directors, W. Barry Girling, Gary Childress and Wayne Moorhouse. As defined in Canadian National Instrument 52-110 – Audit Committees (“NI 52-110”), Messrs. Childress and Moorhouse are considered “independent” and Mr. Girling is not considered “independent”. A member of the audit committee is “independent” if the member has no direct or indirect material relationship with the Company. A material relationship means a relationship which could, in the view of the Company’s board of directors, reasonably interfere with the exercise of the member’s independent judgment.

None of the members of the audit committee are considered an “audit committee financial expert” as defined under Item 407(d)(5) of the Exchange Act.

Relevant Education and Experience

NI 52-110 provides that a member of the audit committee is considered to be “financially literate” if he has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexities of the issues that can reasonably be expected to be raised by the Company. All of the members of the Company’s audit committee are considered to be “financially literate”, as that term is defined in NI 52-110.

Barry Girling received a B. Comm. (Finance) from the University of British Columbia in 1990 and has been active in the public markets since then, serving as a director and/or officer of several public companies with relevant experience in financing, accounting and other functions.

Gary Childress is the General Manager and Secretary of The Edward Orton Jr. Ceramic Foundation. Mr. Childress has more than 25 years’ experience as a senior executive directly involved in the mining, processing and marketing of industrial minerals.

Wayne Moorhouse has extensive experience with public companies and has acted as the CFO, Corporate Secretary or President of a number of TSX and TSX Venture Exchange listed resource companies and their subsidiaries, and including Roxgold Inc., Silvermex Ltd., Genco Resources Ltd., Andover Ventures Inc. and Stealth Energy Inc. His background includes public company reporting, mine development, operations, mine finance, contract negotiations, community and government relations, corporate governance and mergers and acquisitions. Mr. Moorhouse is currently the CFO of Midnight Sun Mining Corp. and a director of Source Exploration Corp.

The board of directors believes that the audit committee members have the relevant education and experience to comply with NI 52-110.

Audit Committee Oversight

At no time since the commencement of the Company’s most recent completed financial year has a recommendation of the Audit Committee to nominate or compensate an external auditor not been adopted by the Board of Directors.

Reliance on Certain Exemptions

At no time since the commencement of the Company’s most recently completed financial year has the Company relied on the exemption in Sections 2.4 and 6.1.1 of NI 52-110, or an exemption from NI 52-110, in whole or in part, granted under Part 8 of NI 52-110.

Pre-Approval Policies and Procedures

The Audit Committee has adopted specific policies and procedures for the engagement of non-audit services as described above under the heading “Proposal Number Three – Ratification of Selection of Independent Registered Public Accounting Firm – Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors”.

Exemption

The Audit Committee has relied on an exemption under Part 6.1 of NI 52-110.

Compensation Committee

The Company does not have a compensation committee.

Director Nomination

The Board of Directors has not formed a nominating committee or similar committee to assist the Board of Directors with the nomination of directors for the Company. The Board of Directors considers itself too small to warrant creation of such a committee; and each of the directors has contacts he can draw upon to identify new members of the Board of Directors as needed from time to time.

The Board of Directors will continually assess its size, structure and composition.  Nominees for director will be selected on the basis of their integrity, experience, achievements, judgment, intelligence, personal character, and capacity to make independent analytical inquiries, ability and willingness to devote adequate time to Board duties, and likelihood that he or she will be able to serve on the Board for a sustained period. Due consideration will be given to the Board's overall balance of diversity of perspectives, backgrounds and experiences. At a minimum, each nominee will be expected to:

(a)	understand the Company's business and the industry in general;
(b)	regularly attend meetings of the Board and of any committees on which the director serves;
(c)	review in a timely fashion and understand materials circulated to the Board regarding the Company or the industry;
(d)	participate in meeting and decision making processes in an objective and constructive manner; and
(e)	be reasonably available, upon request, to advise the Company's officers.

Corporate Governance Practices

Director Independence

The Company’s common shares trade in Canada on the TSX Venture Exchange and in the over-the-counter in the United States on the OTCQX market place.  The Company’s securities are not listed in the United States on a national securities exchange or an interdealer quotation system.

When assessing the independence of the Company’s Board of Directors, for corporate governance purposes, applies the rules of the TSX Venture Exchange.  Under the rules of the TSX Venture Exchange, the Company is required to have a minimum of two independent directors.  For purposes of the TSX Venture Exchange rules, a director is considered to be “independent” if he or she has no direct or indirect relationship that could, in the view of the Board of Directors, reasonably interfere with the exercise of his or her independent judgment.  Under these rules, any person meeting the following criteria would be deemed to have a “material relationship” to us, and to not be independent:

(a)	Anyone that has been an employee or executive officer within the last 3 years;
(b)	Any immediate family member of a person that has been an executive officer within the last 3 years;
(c)	Any person that is a partner or employee of our internal or external auditors, or was a partner or employee of our internal or external auditors within the last 3 years and personally worked on our audit during that time;

(d)	Any person that has a spouse or a child that shares the person’s home that is a partner of our internal or external auditor;
(e)	Any person that is or has been, within the last 3 years, or has an immediate family member that is or has been, within the last 3 years, an executive officer of another entity, if any of our current executive officers serve or served at the same time with that person on the other entity’s compensation committee; and
(f)	Any person that received more than $75,000 in direct compensation from us during any 12 month period within the last three years.

However, when assessing the independence of the Company’s directors for purposes of this section, the Company has applied the definition of independence set out in NASDAQ Rule 5605(a)(2).  Generally, NASDAQ Rule 5605(a)(2) provides that a director is independent if he or she is not an executive officer or employee, and does not otherwise have a relationship which, in the opinion of the Company’s Board of Directors, would interfere with the exercise of independent judgment in carrying out his or her responsibilities as a director.  The following persons are deemed, for purposes of Rule 5605(a)(2) to not be independent:

(i)	Any person that was employed by us within the last 3 years;
(ii)	Any person that accepted, or has an immediate family member that accepted, compensation from us in excess of $120,000 during any 12 month period within the last 3 years;
(iii)	Any person that is an immediate family member of another person that is, or was, at any time during the last 3 years, employed as an executive officer of our Company;
(iv)	Any person that is, or has an immediate family member that is, a partner, controlling shareholder or executive officer of any organization to which we have made, or from which we have received, payments in excess of the lesser of (A) 5% of the recipients total gross revenues for that year, or (B) $200,000, within the last 3 years;
(v)	Any person that is, or has an immediate family member that is, an executive officer of another entity where, at any time during the last 3 years, one of our executive officers served on the compensation committee of that other entity; and
(vi)	Any person that is, or has an immediate family member that is, a current partner of our outside auditors or was a partner or employee of our outside auditors during the last 3 years, and personally worked on our audit during that time.

The Company has determined that Gary Childress and Wayne Moorhouse are “independent” when applying both the definition of independence required under the rules of the TSX Venture Exchange, and the definition set out in NASDAQ Rule 5605(a)(2).  Thomas Conway is not an independent director because of his position as our Chief Executive Officer and President, W. Barry Girling is not independent as he provides consulting services to the Company, and Allen L. Ball is not independent due to his being our controlling shareholder.

Directorships

Certain of the directors of the Company (or nominees for director) are presently a director in one or more other reporting issuers, as follows:

Directors	Other Issuers
Thomas M. Conway	American CuMo Mining Corporation
Allen L. Ball	None
W. Barry Girling	Silver One Resources Inc., Rockridge Capital Corp., Kiska Metals Corporation
Gary Childress	None.
Wayne Moorhouse	WPC Resources Inc.
John Theobald	None

Orientation and Continuing Education

The Board of Directors provides an overview of the Company’s business activities, systems and business plan to all new directors. New director candidates have free access to any of the Company’s records, employees or senior management in order to conduct their own due diligence and will be briefed on the strategic plans, short, medium and long term corporate objectives, business risks and mitigation strategies, corporate governance guidelines and existing policies of the Company. The directors are encouraged to update their skills and knowledge by taking courses and attending professional seminars.

Ethical Business Conduct

The Board of Directors believes good corporate governance is an integral component to the success of the Company and to meet responsibilities to shareholders. Generally, the Board of Directors has found that the fiduciary duties placed on individual directors by the Company’s governing corporate legislation and the common law and the restrictions placed by applicable corporate legislation on an individual director’s participation in decisions of the Board of Directors in which the director has an interest have been sufficient to ensure that the Board of Directors operates independently of management and in the best interests of the Company.

The Board of Directors is also responsible for applying governance principles and practices, and tracking development in corporate governance, and adapting “best practices” to suit the needs of the Company. Certain of the directors of the Company may also be directors and officers of other companies, and conflicts of interest may arise between their duties. Such conflicts must be disclosed in accordance with, and are subject to such other procedures and remedies as applicable under Canadian corporate law.

Assessments

The Board of Directors has not implemented a process for assessing its effectiveness. As a result of the Company’s small size and the Company’s stage of development, the Board of Directors considers a formal assessment process to be inappropriate at this time. The Board of Directors plans to continue evaluating its own effectiveness on an ad hoc basis.

The Board of Directors does not formally assess the performance or contribution of individual Board members or committee members.

Shareholder Communication with the Board of Directors

Shareholders desiring to communicate with the Board of Directors on matters other than director nominations should submit their communication in writing to Matthew Anderson, Chief Financial Officer, I-Minerals Inc., Suite 880, 580 Hornby Street, Vancouver BC V6C 3B6 and identify themselves as a shareholder.  The Chief Financial Officer will forward all such communication to the Chairperson of the Board for a determination as to how to proceed.

OTHER EXECUTIVE OFFICERS

In addition to Thomas M. Conway, the following persons are executive officers of the Company:

Matthew Anderson. Mr. Anderson has been our Chief Financial Officer since July 2011. Mr. Anderson holds a Bachelor of Commerce degree from McGill University and obtained his Chartered Accountant designation in 2008 while articling at a large accounting firm. Matt is a Senior Consultant with Malaspina Consultants Inc., a private company that provides accounting and administrative infrastructure to junior public companies. He has worked with Malaspina Consultants Inc. since July 2009.  He serves or has served as CFO of several junior public companies including Terra Nova Energy Ltd., Search Minerals Inc., Dynamic Oil & Gas Exploration Inc. and VirtualArmour International Inc.

There are no family relationships between Mr. Anderson and any other director or executive officer.  Mr. Anderson is currently not engaged in legal proceedings to which he is a party adverse to us or in which he has a material interest adverse to us.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth the total compensation paid to or earned by the Company’s name executive officers, as that term is defined in Item 402(m)(2) of Regulation S-K of the Exchange Act, (“Named Executive Officers”) as of its fiscal years ended April 30, 2016 and 2015.

SUMMARY COMPENSATION TABLE
Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(3)	Non-Equity Incentive Plan Compen-sation ($)	Nonqualified Deferred Compen-sation Earnings ($)	All Other Compen-sation ($)	Total ($)
Thomas M. Conway(1) President, CEO & Director	2016 2015	150,000 150,000	0 0	0 0	0 36,383	0 0	0 0	8,963 8,963	158,963 195,346
Matthew Anderson(2) CFO	2016 2015	23,557 39,611	0 0	0 0	0 12,128	0 0	0 0	0 0	23,557 51,739
Notes:
(1)	Mr. Conway is compensated pursuant to the terms of his amended employment agreement dated April 1, 2013, pursuant to which he is paid a salary of $12,500 per month.
(2)	Mr. Anderson is an employee of Malaspina Consultants Inc. (“Malaspina”). Pursuant to a consulting agreement with Malaspina dated October 1, 2011, Malaspina charges us an hourly rate for the services provided to us by Mr. Anderson. The consulting agreement may be terminated on sixty days written notice.
(3)	The determination of non-cash value of option awards is based upon the grant date fair value determined using the Black-Scholes Option pricing model, details and assumptions of which are set out in Note 8 the consolidated financial statements for the year ended April 30, 2016.

Outstanding Equity Awards at Fiscal Year End Table

The following table provides information concerning unexercised options for each of our named executive officers, as that term is defined in Item 402(m)(2) of Regulation S-K as of our fiscal year end of April 30, 2016.

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price (CAD$)	Option Expiration Date
THOMAS M. CONWAY (1) Chief Executive Officer, President and Director	150,000	-	-	0.40	12/01/2015
	350,000	50,000	-	0.10	07/30/2018
	-	260,000	-	0.15	07/30/2018
	-	300,000	-	0.25	07/30/2018
	300,000	-	-	0.25	01/29/2020
MATTHEW ANDERSON Chief Financial Officer	150,000	-	-	0.10	07/30/2018
	100,000	-	-	0.25	01/29/2020
Note:
(1)	During the year ended April 30, 2014, pursuant to an employment agreement, Mr. Conway was granted 810,000 options as follows: 250,000 exercisable at CAD$0.10 upon the completion of certain events in connection with the Helmer-Bovill property including a pre-feasibility study and permitting, 260,000 exercisable at CAD$0.15 upon the completion of events including the completion of a feasibility study, obtaining additional financing or arranging a joint venture partner, 300,000 options exercisable at CAD$0.25 upon the completion of events including completion of a plant and commercial viability. Of the 250,000 options exercisable at CAD$0.10, there were 200,000 that had vested by April 30, 2016. All of the options awarded in connection with this employment agreement expire on July 30, 2018.

Exercise prices are determined based on the trading price on the TSX Venture Exchange at the date of grant and based on the judgment of the Board of Directors.  No options are granted at a discount to the trading price.

Director Compensation

The following table sets forth the compensation paid to our directors during our April 30, 2016 fiscal year, other than directors who were also named executive officers as that term is defined in Item 402(m)(2). Compensation paid to directors who were also named executive officers during our April 30, 2016 fiscal year is set out in the tables above.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Allen L. Ball	-	-	-	-	-	-	-
W. Barry Girling(1)	-	-	-	-	-	96,002	96,002
Gary Childress	-	-	-	-	-	-	-
Wayne Moorhouse(2)	3,093	-	-	-	-	-	3,093
John Theobald(4)	0	0	0	0	0	0	0
Notes:
(1)	Management and consulting fees of $96,002 were charged by RJG Capital Corporation, a wholly-owned company of Mr. Girling.
(2)	Mr. Moorhouse is compensated at a rate of CAD$1,000 per quarter for acting as Chair of the Audit Committee.
(3)	The determination of non-cash value of option awards is based upon the grant date fair value determined using the Black-Scholes Option pricing model, details and assumptions of which are set out in Note 8 the consolidated financial statements for the year ended April 30, 2016. No stock options were granted to the directors during the year ended April 30, 2016.
(4)	John Theobald was appointed a director of the Company on July 21, 2016.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who beneficially own more than ten percent of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on the Company’s review of the copies of such forms received by it, the Company believes that during the fiscal year ended April 30, 2016 all such filing requirements were complied with other than the following.

Name and Principal Position	Number of Late Insider Reports	Transactions Not Timely Reported	Known Failures to File a Required Form
Alan L. Ball Director and 10% Holder	One	None	None
BV Natural Resources LLC 10% Holder	One	None	None
Cortney Liddard Officer of 10% Holder	One	None	None

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed below, none of the following parties has, during our last two fiscal years, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us, in which the Company is a participant and the amount involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets for the last two completed fiscal years:

(i)	Any of our directors or officers;
(ii)	Any person proposed as a nominee for election as a director;
(iii)	Any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding common shares;
(iv)	Any of our promoters; and
(v)	Any relative or spouse of any of the foregoing persons who has the same house as such person.

Compensation Arrangements

During the year ended April 30, 2016, management and consulting fees of $96,002 (2015 - $77,588) were charged by RJG Capital Corporation, a wholly-owned company of W. Barry Girling, Director. Wayne Moorhouse, Director, charged $3,093 (2015 - $4,039) in management and consulting fees.  A further $150,000 (2015 - $150,000) in salary was earned by Thomas M. Conway, CEO, and is included with mineral property exploration costs.  $23,557 (2015 - $39,611) was charged by Malaspina Consultants Inc. for the services of Matt Anderson, CFO, and are included in professional fees.  See “Executive Compensation – Summary Compensation Table” and “Executive Compensation – Director Compensation”

Indebtedness

As at April 30, 2016, we recorded accounts payable and accrued liabilities of $189,501 (2015 - $175,789) in connection with amounts owed to our directors, an officer and a former director.  At April 30, 2016, we owed Wayne Moorhouse, Director, $3,923, Tom Conway, CEO and Director, $2,178, RJG Capital Corporation, a company controlled by Barry Girling, $8,400 and Ball Ventures, LLC, a company controlled by Allen L. Ball, $175,000.  At April 30, 2015, we owed Wayne Moorhouse, Director, $789 and Ball Ventures, LLC, a company controlled by Allen L. Ball, $175,000.  All amounts are non- interest bearing, unsecured, and due on demand.

Loan Agreements with Directors

Promissory Notes

On September 13, 2013 and January 27, 2014, the Company entered into agreements with BV Lending LLC, a company controlled by Allen L. Ball, a director of our Company (the “Lender”) pursuant to which $5,787,280 was advanced to the Company in tranches (the “Promissory Notes”).  The Promissory Notes were to mature as to $1,000,000 on December 31, 2015, $2,000,000 on June 30, 2016 and the balance due on December 31, 2016.  On December 4, 2014, the maturity dates of the Promissory Notes were amended so that the maturity dates are the later of the original maturity dates and one year after resolution of the IIM litigation.  The IIM litigation was settled on December 2, 2015.  The Company recorded this amendment of the terms of the debt as a modification of debt having no impact on the Company’s Statement of Loss.  The Promissory Notes now mature as to $3,000,000 on December 2, 2016 and the balance due on December 31, 2016.  Certain conditions may result in early repayment including immediate repayment in the event a person currently not related to the Company acquires more than 40% of the outstanding common shares of the Company.

The Promissory Notes bear interest at the rate of 12% per annum and during the year ended April 30, 2016, the Company recorded interest of $696,376 (2015 - $653,319).  Interest is payable semi-annually as calculated on May 31st and November 30th.  Interest is to be paid either in cash or in common shares at the option of the Lender.  In July 2015, the Company settled $345,616 of interest payable on the Promissory Notes by the issuance of 1,980,840 common shares at the fair value of $373,142 based on their quoted market price at the date of issuance.  Accordingly, the Company recorded a loss on settlement of liabilities of $27,526.  The interest settled was for the period from December 1, 2014 to May 31, 2015.  In December 2015, the Company settled $348,188 of interest payable by the issuance of 1,844,982 common shares at the fair value of $335,741.  The Company recorded an increase in additional paid-in capital on extinguishment of debt of $12,447.  The interest settled was for the period from June 1, 2015 to November 30, 2015.

During the year ended April 30, 2015, the Company settled $523,866 of interest payable on the Promissory Notes by the issuance of 2,363,262 common shares at the fair value of $466,272 based on their quoted market price at the date of issuance. Accordingly, the Company recorded an increase in additional paid-in capital on extinguishment of debt of $57,594. The interest settled was for the period from January 1, 2014 to November 30, 2014.

The Company and the Lender agreed that the Lender would receive bonus shares equal to 6% of each loan tranche advanced divided by the Company’s common share market price where, for purposes of calculating the number of shares issuable for each loan tranche, the Company’s common share market share price is discounted by 25% as allowed by regulation.  The amount of bonus shares issued were subject to a minimum price of CAD$0.105 and a maximum of 1,720,649 bonus shares.  In addition, the Company would issue the Lender an equal number of share purchase warrants for each loan tranche advanced.  Each bonus share purchase warrant entitles the Lender to purchase one common share of the Company at a price equal to the greater of (a) the market price of the Company’s common shares on the date of the advance and (b) the volume weighted average price of the Company’s common shares over the twenty trading days immediately prior to the date of the advance.  The bonus share purchase warrants expire on the earlier of (a) December 1, 2016 and (b) the date the advance has been repaid in full, including interest.

During the year ended April 30, 2016, the Company issued 13,588 bonus shares to the Lender at the fair value of $2,640, based on their quoted market price at the date the advances were received.  At April 30, 2015, the $2,640 was recorded in commitment to issue shares.

During the year ended April 30, 2015, the Company issued 772,760 bonus shares to the Lender at the fair value of $168,000, based on their quoted market price at the date the advances were received, including 313,350 shares having a fair value of $79,223 that the Company had previously committed to issue.  The Company was committed to issuing an additional 13,588 bonus shares to the Lender at the fair value of $2,640.  The fair value of the bonus shares was determined by reference to the trading price of the Company’s common shares on the date the advances were received.

The fair value of 472,998 bonus share purchase warrants committed to be issued (based on advances received during the period) during the year ended April 30, 2015 of $60,161 was estimated using the Black-Scholes option pricing model with the following weighted average assumptions: stock price – CAD$0.23; exercise price – CAD$0.24; expected risk-free interest rate – 1.15%; expected life – 2.2 years; expected volatility – 113% and expected dividend rate – 0%.

The aggregate finance fees (bonus shares and bonus warrants) are recorded against the Promissory Notes balance and are being amortized to the Statement of Loss over the life of the Promissory Notes, based on the later of the original maturity dates and one year after the resolution of the IIM litigation using the effective interest method.  The unamortized debt discount as at April 30, 2016 is $109,173 (2015 – $243,289).

The Promissory Notes are collateralized by the Company’s Helmer-Bovill Property.

Second Promissory Notes

On February 18, 2015, we entered into a separate agreement with the Lender pursuant to which up to $4,463,000 will be advanced to us in tranches (the “Second Promissory Notes”).  On December 1, 2015, the Company entered into an amending agreement whereby the Lender agreed to advance an additional $1,000,000 in tranches.  As at April 30, 2016, $5,257,000 had been advanced to the Company.  The Second Promissory Notes mature as to $1,000,000 on December 2, 2016, $2,000,000 on June 2, 2017 and the balance due on December 2, 2017.  Certain conditions may result in early repayment including immediate repayment in the event a person currently not related to the Company acquires more than 40% of the outstanding common shares of the Company.  Debt issuance costs will be amortized over the estimated maturity life of the promissory notes.

The Second Promissory Notes bear interest at the rate of 12% per annum and during the year ended April 30, 2016, the Company recorded interest of $464,963 (2015 - $30,446).  Interest is payable semi-annually as calculated on May 31st and November 30th.  Interest is to be paid either in cash or in common shares at the option of the Lender.  In July 2015, the Company settled $50,049 of interest payable on the Second Promissory Notes by the issuance of 286,845 common shares at the fair value of $54,035.  Accordingly, the Company recorded a loss on settlement of liabilities of $3,986.  The interest settled was for the period from January 8, 2015 to May 31, 2015.  In December 2015, the Company settled $208,245 of interest payable by the issuance of 1,103,449 common shares at the fair value of $200,800.  The Company recorded an increase in additional paid-in capital on extinguishment of debt of $7,445.  The interest settled was for the period from June 1, 2015 to November 30, 2015.

The Company and the Lender agreed that the Lender is to receive bonus shares equal to 7.5% of each loan tranche advanced divided by the Company’s common share market price.  In addition, the Company will issue the Lender an equal number of share purchase warrants for each loan tranche advanced.  Each bonus share purchase warrant will entitle the Lender to purchase one common share of the Company at a price equal to the greater of (a) the market price of the Company’s common shares on the date of the advance and (b) the volume weighted average price of the Company’s common shares over the twenty trading days immediately prior to the date of the advance.  The bonus share purchase warrants expire on the earlier of (a) December 31, 2018 and (b) the date the advance has been repaid in full, including interest.

During the year ended April 30, 2016, the Company issued 1,818,520 bonus shares to the Lender at the fair value of $406,391, based on their quoted market price at the date the advances were received, including 679,985 shares having a fair value of $134,095 that the Company had committed to issue as at April 30, 2015.  At April 30, 2016, the Company was committed to issuing an additional 349,325 bonus shares to the Lender at the fair value of $81,112.  The fair value of the bonus shares was determined by reference to the trading price of the Company’s common shares on the date the advances were received.

The fair value of 1,487,860 bonus share purchase warrants committed to be issued (based on advances received during the period) during the year ended April 30, 2016 of $176,493 was estimated using the Black-Scholes option pricing model with the following weighted average assumptions: stock price – CAD$0.225; exercise price – CAD$0.268; expected risk-free interest rate – 0.96%; expected life – 1.41 years; expected volatility – 76% and expected dividend rate – 0%.

The fair value of 679,985 bonus share purchase warrants committed to be issued (based on advances received during the period) during the year ended April 30, 2015 of $70,729 was estimated using the Black-Scholes option pricing model with the following weighted average assumptions: stock price – CAD$0.20; exercise price – CAD$0.22; expected risk-free interest rate – 1.17%; expected life – 3.8 years; expected volatility – 96% and expected dividend rate – 0%.

The aggregate finance fees (bonus shares and bonus warrants) are recorded against the Second Promissory Notes balance and are being amortized to the Statement of Loss over the life of the Second Promissory Notes, based on two years after the resolution of the IIM litigation, using the effective interest method.  The unamortized debt discount as at April 30, 2016 is $476,186 (2015 – $184,435).

The Second Promissory Notes are collateralized by the Company’s Helmer-Bovill Property.

IIM Agreement

Allen L. Ball, a member of our board of director, owns a 25% interest in Idaho Industrial Minerals LLC, which is the property vendor in respect of IIM Agreement whereby we acquired a 100% interest in the Helmer-Bovill property.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of the Company’s common shares owned beneficially as of October 26, 2016 by: (i) each person (including any group) known to the Company to own more than five percent (5%) of any class of the voting securities, (ii) each of the Company’s directors and each of the named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

Title Of Class	Name And Address Of Beneficial Owner	Amount And Nature Of Beneficial Ownership	Percentage Of Common Shares(1)
DIRECTORS AND OFFICERS
Common Shares	THOMAS M. CONWAY Chief Executive Officer, President and Director	820,000 Common Shares(2) Direct	0.9%
Common Shares	MATTHEW ANDERSON Chief Financial Officer	250,000 Common Shares(3) Direct	0.3%
Common Shares	ALLEN L. BALL Director	38,104,732 Common Shares(4) Direct and Indirect	41.0%
Common Shares	W. BARRY GIRLING Director	2,323,277 Common Shares(5) Direct and Indirect	2.6%
Common Shares	GARY CHILDRESS Director	300,000 Common Shares(6) Direct	0.3%
Common Shares	WAYNE MOORHOUSE Director	300,000 Common Shares(7) Direct	0.3%
Common Shares	JOHN THEOBALD Director	300,000 Common Shares(8) Direct	0.3%
	All Officers and Directors as a Group (7 persons)	42,398,009 Common Shares	44.3%
HOLDERS OF MORE THAN 5% OF THE COMPANY’S COMMON SHARES
Common Shares	ALLEN L. BALL 6465 South 5th West, Idaho Falls, Idaho 83404	38,104,732 Common Shares(4) Direct and Indirect	41.0%
Notes:
(1)	Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person ’s actual ownership or voting power with respect to the number of our shares actually outstanding on October 26, 2016. As of October 26, 2016, there were 87,308,952 common shares issued and outstanding.
(2)	The number of shares listed as beneficially owned by Mr. Conway consists of: (i) 170,000 common shares; (ii) an option to purchase 350,000 common shares at a price of CAD$0.10 per share until July 30, 2018; and (iii) an option to purchase 300,000 common shares at a price of CAD$0.25 per share until January 29, 2020. We have not included Mr. Conway’s following options that are not expected to vest in the next 60 days including: (i) an option to purchase 50,000 common shares at a price of CAD$0.10 per share until July 30, 2018; (ii) an option to purchase 260,000 common shares at a price of CAD$0.15 per share until July 30, 2018; and (iii) an option to purchase 300,000 common shares at a price of CAD$0.25 per share until July 30, 2018.

(3)	The number of shares listed as beneficially owned by Mr. Anderson consists of (i) an option to purchase 150,000 common shares at a price of CAD$0.10 per share until July 30, 2018 and (ii) an option to purchase 100,000 common shares at a price of CAD$0.25 per share until January 29, 2020.
(4)	The number of shares listed as beneficially owned by Mr. Ball consists of: (i) 250,500 common shares held directly by Mr. Ball, (ii) 352,500 common shares held by the Allen & Connie Ball Family Limited Partnership, (iii) 1,030,000 common shares held by the Allen & Connie Ball Living Trust, (iv) 31,381,998 common shares held by BV Natural Resources LLC; (v) an option to purchase 150,000 common shares at a price of CAD$0.10 per share until July 30, 2018 held directly by Mr. Ball; (vi) an option to purchase 200,000 common shares at a price of CAD$0.25 per share until January 29, 2020 held directly by Mr. Ball; (vii) 2,125,610 share purchase warrants exercisable at prices from CAD$0.14 to CAD$0.305 per share until December 1, 2016 held by BV Lending, LLC; and (vii) 2,614,124 share purchase warrants exercisable at prices from CAD$0.22 to CAD$0.31 per share until December 31, 2018 held by BV Lending, LLC.
(5)	The number of shares listed as beneficially owned by Mr. Girling consists of: (i) 1,298,507 common shares; (ii) an option to purchase 150,000 common shares at a price of CAD$0.10 per share until July 30, 2018; (iii) an option to purchase 300,000 common shares at a price of CAD$0.25 per share until January 29, 2020; and (iv) 574,770 share purchase warrants exercisable at CAD$0.40 per share until January 31, 2017.
(6)	The number of shares listed as beneficially owned by Mr. Childress consists of (i) an option to purchase 150,000 common shares at a price of CAD$0.25 per share until November 19, 2018; and (ii) an option to purchase 150,000 common shares at a price of CAD$0.25 per share until January 29, 2020.
(7)	The number of shares listed as beneficially owned by Mr. Moorhouse consists of (i) an option to purchase 150,000 common shares at a price of CAD$0.25 per share until January 8, 2019 and (ii) an option to purchase 150,000 common shares at a price of CAD$0.25 per share until January 29, 2020.
(8)	The number of shares listed as beneficially owned by Mr. Theobald consists of (i) an option to purchase 300,000 common shares at a price of CAD$0.30 per share until July 21, 2021.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended.  The Company files reports, proxy statements and other information with the SEC.  You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section of the SEC, Room 1580, 100 F Street NE, Washington D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC also maintains an Internet website, located at www.sec.gov that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

Our Annual Report on Form 10-K for the fiscal year ended April 30, 2016 accompanies this Proxy Statement but does not constitute a part of the proxy soliciting material. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2016, including financial statements but without exhibits, is available without charge to any person whose vote is solicited by this proxy upon written request to I-Minerals Inc., Suite 880, 580 Hornby Street, Vancouver, British Columbia, Canada V6C 3B6, Attention: Matthew Anderson, Chief Financial Officer.  Copies also may also be obtained through the SEC’s web site at www.sec.gov.   Our website is located at http://www.imineralsinc.com.

BY ORDER OF THE BOARD OF DIRECTORS OF I-MINERALS INC.

Date: November 7, 2016
/s/ Thomas M. Conway

THOMAS M. CONWAY Chief Executive Officer, President and Director

APPENDIX “A”

I-MINERALS INC.
(the “Company”)

INCENTIVE STOCK OPTION PLAN
(the "Plan")

1.	Purpose of the Plan

The purpose of the Plan is to assist the Corporation in attracting, retaining and motivating "Directors", "Employees" and "Consultants" of the Corporation (as those terms are defined in TSX Venture Exchange Policy 4.4, and which terms are hereinafter collectively referred to as "Directors, Employees and Consultants") and any of its subsidiaries and to closely align the personal interests of such Directors, Employees and Consultants with those of the shareholders by providing them with the opportunity, through options, to acquire common shares in the capital of the Corporation.

2.	Implementation

The Plan and the grant and exercise of any options under the Plan are subject to compliance with the applicable requirements of each stock exchange ("exchanges") on which the shares of the Corporation are listed at the time of the grant of any options under the Plan and of any governmental authority or regulatory body to which the Corporation is subject.

3.	Administration

The Plan shall be administered by the Board of Directors of the Corporation which shall, without limitation, subject to the approval of the exchanges, have full and final authority in its discretion, but subject to the express provisions of the Plan, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the Plan.  The Board of Directors may delegate any or all of its authority with respect to the administration of the Plan and any or all of the rights, powers and discretions with respect to the Plan granted to it hereunder to such committee of directors of the Corporation as the Board of Directors may designate and upon such delegation such committee of directors, as well as the Board of Directors, shall be entitled to exercise any or all of such authority, rights, powers and discretions with respect to the Plan.  When used hereafter in the Plan, "Board of Directors" shall be deemed to include a committee of directors acting on behalf of the Board of Directors.

4.	Shares Issuable Under the Plan

Subject to the requirements of the TSX Venture Exchange:

(a)	the aggregate number of shares (“Optioned Shares”) that may be issuable pursuant to options granted under the Plan will not exceed 10% of the number of issued shares of the Corporation at the time of the granting of options under the Plan;

(b)	no more than 5% of the issued shares of the Corporation, calculated at the date the option is granted, may be granted to any one Optionee (as hereinafter defined) in any 12 month period;

(c)	no more than 2% of the issued shares of the Corporation, calculated at the date the option is granted, may be granted to any one Consultant in any 12 month period;

(d)	no more than an aggregate of 2% of the issued shares of the Corporation, calculated at the date the option is granted, may be granted to Persons (as that term is defined in TSX Venture Exchange Policy 1.1) employed to provide "Investor Relations Activities" (as that term is defined in TSX Venture Exchange Policy 1.1) in any 12 month period.

5.	Eligibility

5.01	General

Options may be granted under the Plan to Directors, Employees and Consultants of the Corporation and any of its subsidiaries (collectively the "Optionees" and individually an "Optionee"). Subject to the provisions of the Plan, the total number of Optioned Shares to be made available under the Plan and to each Optionee, the time or times and price or prices at which options shall be granted, the time or times at which such options are exercisable, and any conditions or restrictions on the exercise of options, shall be in the full and final discretion of the Board of Directors.

5.02	Options Granted to Employees, Consultants or Management Company Employees

The Corporation represents that, in the event it wishes to grant options under the Plan to Employees, Consultants or "Management Company Employees" (as that term is defined in TSX Venture Exchange Policy 4.4), it will only grant such options to Optionees who are bona fide Employees, Consultants or Management Company Employees, as the case may be.

6.	Terms and Conditions

All options under the Plan shall be granted upon and subject to the terms and conditions hereinafter set forth.

6.01	Exercise price

The exercise price to each Optionee for each Optioned Share shall be determined by the Board of Directors but shall not, in any event, be less than the "Discounted Market Price" of the Corporation's common shares as traded on the TSX Venture Exchange (as that term is defined in TSX Venture Exchange Policy 1.1), or such other price as may be agreed to by the Corporation and accepted by the TSX Venture Exchange; provided that the exercise price for each Optioned Share in respect of options granted within 90 days of a "Distribution" by a "Prospectus" (as those terms are defined in TSX Venture Exchange Policy 1.1) shall not be less than the greater of the Discounted Market Price and the price per share paid by public investors for listed shares of the Corporation under the Distribution.

6.02	Reduction in the Exercise Price of Options Granted to Insiders

In the event the Corporation wishes to reduce the exercise price of any options held by "Insiders" (as that term is defined in TSX Venture Exchange Policy 1.1) of the Corporation at the time of the proposed reduction, the approval of the disinterested Shareholders of the Corporation will be required prior to the exercise of any such options at the reduced exercise price.

6.03	Option Agreement

All options shall be granted under the Plan by means of an agreement (the "Option Agreement") between the Corporation and each Optionee in the form attached hereto as Schedule "A" or such other form as may be approved by the Board of Directors, such approval to be conclusively evidenced by the execution of the Option Agreement by any one director or officer of the Corporation, or otherwise as determined by the Board of Directors.

6.04	Length of Grant

Subject to sections 6.10, 6.11, 6.12, 6.13 and 6.14 all options granted under the Plan shall expire not later than that date which is 5 years from the date such options were granted.

6.05	Non-Assignability of Options

An option granted under the Plan shall not be transferable or assignable (whether absolutely or by way of mortgage, pledge or other charge) by an Optionee other than by will or other testamentary instrument or the laws of succession and may be exercisable during the lifetime of the Optionee only by such Optionee.

6.06	Vesting Schedule for Options Granted to Consultants performing Investor Relations Activities

An Optionee who is a Consultant performing Investor Relations Activities who is granted an option under the Plan will become vested with the right to exercise one-quarter (1/4) of the option upon the conclusion of every 3 months subsequent to the date of the grant of the option, such that that Optionee will be vested with the right to exercise one hundred percent (100%) of his option upon the conclusion of 12 months from the date of the grant of the option. (By way of example, in the event that Optionee did not exercise one-quarter (1/4) of his option at the conclusion of 3 months from the date of the grant of the option, he would be entitled to exercise one-half (1/2) of his option upon the conclusion of 6 months from the date of the grant of the option.)

6.07	Right to Postpone Exercise

Each Optionee, upon becoming entitled to exercise the option in respect of any Optioned Shares in accordance with the Option Agreement, shall thereafter be entitled to exercise the option to purchase such Optioned Shares at any time prior to the expiration or other termination of the Option Agreement or the option rights granted thereunder in accordance with such agreement.

6.08	Exercise and Payment

Any option granted under the Plan may be exercised by an Optionee or, if applicable, the legal representatives of an Optionee, giving notice to the Corporation specifying the number of shares in respect of which such option is being exercised, accompanied by payment (by cash or certified cheque payable to the Corporation) of the entire exercise price (determined in accordance with the Option Agreement) for the number of shares specified in the notice. Upon any such exercise of an option by an Optionee the Corporation shall cause the transfer agent and registrar of shares of the Corporation to promptly deliver to such Optionee or the legal representatives of such Optionee, as the case may be, a share certificate in the name of such Optionee or the legal representatives of such Optionee, as the case may be, representing the number of shares specified in the notice.

6.09	Rights of Optionees

The Optionees shall have no rights whatsoever as shareholders in respect of any of the Optioned Shares (including, without limitation, voting rights or any right to receive dividends, warrants or rights under any rights offering) other than Optioned Shares in respect of which Optionees have exercised their option to purchase and which have been issued by the Corporation.

6.10	Third Party Offer

If at any time when an option granted under the Plan remains unexercised with respect to any common shares, an offer to purchase all of the common shares of the Corporation is made by a third party, the Corporation may upon giving each Optionee written notice to that effect, require the acceleration of the time for the exercise of the option rights granted under the Plan and of the time for the fulfilment of any conditions or restrictions on such exercise.

6.11	Alterations in Shares

In the event of a stock dividend, subdivision, redivision, consolidation, share reclassification (other than pursuant to the Plan), amalgamation, merger, corporate arrangement, reorganization, liquidation or the like of or by the Corporation, the Board of Directors may make such adjustment, if any, of the number of Optioned Shares, or of the exercise price, or both, as it shall deem appropriate to give proper effect to such event. If because of a proposed merger, amalgamation or other corporate arrangement or reorganization, the exchange or replacement of shares in the Corporation for those in another corporation is imminent, the Board of Directors may, in a fair and equitable manner, determine the manner in which all unexercised option rights granted under the Plan shall be treated including, for example, requiring the acceleration of the time for the exercise of such rights by the Optionees and of the time for the fulfilment of any conditions or restrictions on such exercise. All determinations of the Board of Directors under this section 6.11 shall be full and final.

6.12	Termination for Cause

Subject to section 6.13, if an Optionee ceases to be either a Director, Employee, Consultant or Management Company Employee of the Corporation or of any of its subsidiaries as a result of having been dismissed from any such position for cause, all unexercised option rights of that Optionee under the Plan shall immediately become terminated and shall lapse, notwithstanding the original term of the option granted to such Optionee under the Plan.

6.13	Termination Other Than For Cause

If an Optionee ceases to be either a Director, Employee, Consultant or Management Company Employee of the Corporation or any of its subsidiaries for any reason other than as a result of having been dismissed for cause as provided in section 6.12 or as a result of the Optionee's death, such Optionee shall have the right for a period of 90 days (or until the normal expiry date of the option rights of such Optionee if earlier) from the date of ceasing to be either a Director, Employee, Consultant or Management Company Employee to exercise the option under the Plan with respect to all Optioned Shares of such Optionee to the extent they were exercisable on the date of ceasing to be either a Director, Employee, Consultant or Management Company Employee. Upon the expiration of such 90 day period all unexercised option rights of that Optionee shall immediately become terminated and shall lapse notwithstanding the original term of the option granted to such Optionee under the Plan.

If an Optionee engaged in performing Investor Relations Activities to the Corporation ceases to be employed in performing such Investor Relations Activities, such Optionee shall have the right for a period of 30 days (or until the normal expiry date of the option rights of such Optionee if earlier) from the date of ceasing to perform such Investor Relations Activities to exercise the option under the Plan with respect to all Optioned Shares of such Optionee to the extent there were exercisable on the date of ceasing to perform such Investor Relations Activities. Upon the expiration of such 30-day period all unexercised option rights of that Optionee shall immediately become terminated and shall lapse notwithstanding the original term of the option granted to such Optionee under the Plan.

6.14	Deceased Optionee

In the event of the death of any Optionee, the legal representatives of the deceased Optionee shall have the right for a period of one year (or until the normal expiry date of the option rights of such Optionee if earlier) from the date of death of the deceased Optionee to exercise the deceased Optionee's option with respect to all of the Optioned Shares of the deceased Optionee to the extent they were exercisable on the date of death. Upon the expiration of such period all unexercised option rights of the deceased Optionee shall immediately become terminated and shall lapse notwithstanding the original term of the option granted to the deceased Optionee under the Plan.

7.	Amendment and Discontinuance of Plan

Subject to the acceptance of the exchanges, the Board of Directors may from time to time amend or revise the terms of the Plan or may discontinue the Plan at any time, provided that no such action may in any manner adversely affect the rights under any options earlier granted to an Optionee under the Plan without the consent of that Optionee.

8.	No Further Rights

Nothing contained in the Plan nor in any option granted hereunder shall give any Optionee or any other person any interest or title in or to any shares of the Corporation or any rights as a shareholder of the Corporation or any other legal or equitable right against the Corporation whatsoever other than as set forth in the Plan and pursuant to the exercise of any option, nor shall it confer upon the Optionees any right to continue as a Director, Employee or Consultant of the Corporation or of any of its subsidiaries.

9.	Compliance with Laws

The obligations of the Corporation to sell shares and deliver share certificates under the Plan are subject to such compliance by the Corporation and the Optionees as the Corporation deems necessary or advisable with all applicable corporate and securities laws, rules and regulations.

SCHEDULE “A”

I-Minerals Inc
INCENTIVE STOCK OPTION PLAN

OPTION AGREEMENT

This Option Agreement is entered into between I-Minerals Inc (the "Company") and the Optionee named below pursuant to the Incentive Stock Option Plan (the "Plan"), and confirms that:

1.         on                                  ;

2.                                          (the "Optionee");

3.         was granted the option to purchase                         common shares (the "Optioned Shares") of the Company;

4.         for the price of $             per Optioned Share;

5.         exercisable from time to time and shall vest with the Optionee immediately and up to but not after:

all on the terms and subject to the conditions set out in the Plan.

By signing this Option Agreement, the Optionee acknowledges that the Optionee has read and understands the Plan and agrees to the terms and conditions of the Plan and this Option Agreement.

IN WITNESS WHEREOF the parties hereto have executed this Option Agreement as of the _____ day of _____________, ______.

I-Minerals Inc

By:
(the Optionee)	Authorized Signatory

APPENDIX “B”

I-MINERALS INC.
(the “Company”)

AUDIT COMMITTEE CHARTER

PURPOSE OF THE COMMITTEE

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company is to provide an open avenue of communication between management, the Company’s independent auditor and the Board and to assist the Board in its oversight of:

•	the integrity, adequacy and timeliness of the Company’s financial reporting and disclosure practices;

•	the Company’s compliance with legal and regulatory requirements related to financial reporting; and

•	the independence and performance of the Company’s independent auditor.

The Committee shall also perform any other activities consistent with this Charter, the Company’s articles and governing laws as the Committee or Board deems necessary or appropriate.

The Committee shall consist of at least three directors. Members of the Committee shall be appointed by the Board and may be removed by the Board in its discretion. The members of the Committee shall elect a Chairman from among their number. A majority of the members of the Committee must not be officers or employees of the Company or of an affiliate of the Company. The quorum for a meeting of the Committee is a majority of the members who are not officers or employees of the Company or of an affiliate of the Company. With the exception of the foregoing quorum requirement, the Committee may determine its own procedures.

The Committee’s role is one of oversight. Management is responsible for preparing the Company’s financial statements and other financial information and for the fair presentation of the information set forth in the financial statements in accordance with generally accepted accounting principles (“GAAP”). Management is also responsible for establishing internal controls and procedures and for maintaining the appropriate accounting and financial reporting principles and policies designed to assure compliance with accounting standards and all applicable laws and regulations.

The independent auditor’s responsibility is to audit the Company’s financial statements and provide its opinion, based on its audit conducted in accordance with generally accepted auditing standards, that the financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in accordance with GAAP.

The Committee is responsible for recommending to the Board the independent auditor to be nominated for the purpose of auditing the Company’s financial statements, preparing or issuing an auditor’s report or performing other audit, review or attest services for the Company, and for reviewing and recommending the compensation of the independent auditor. The Committee is also directly responsible for the evaluation of and oversight of the work of the independent auditor. The independent auditor shall report directly to the Committee.

AUTHORITY AND RESPONSIBILITIES

In addition to the foregoing, in performing its oversight responsibilities the Committee shall:

1.	Monitor the adequacy of this Charter and recommend any proposed changes to the Board.

2.	Review the appointments of the Company’s Chief Financial Officer and any other key financial executives involved in the financial reporting process.

3.	Review with management and the independent auditor the adequacy and effectiveness of the Company’s accounting and financial controls and the adequacy and timeliness of its financial reporting processes.

4.	Review with management and the independent auditor the annual financial statements and related documents and review with management the unaudited quarterly financial statements and related documents, prior to filing or distribution, including matters required to be reviewed under applicable legal or regulatory requirements.

5.	Where appropriate and prior to release, review with management any news releases that disclose annual or interim financial results or contain other significant financial information that has not previously been released to the public.

6.	Review the Company’s financial reporting and accounting standards and principles and significant changes in such standards or principles or in their application, including key accounting decisions affecting the financial statements, alternatives thereto and the rationale for decisions made.

7.	Review the quality and appropriateness of the accounting policies and the clarity of financial information and disclosure practices adopted by the Company, including consideration of the independent auditor’s judgment about the quality and appropriateness of the Company’s accounting policies. This review may include discussions with the independent auditor without the presence of management.

8.	Review with management and the independent auditor significant related party transactions and potential conflicts of interest.

9.	Pre-approve all non-audit services to be provided to the Company by the independent auditor.

10.	Monitor the independence of the independent auditor by reviewing all relationships between the independent auditor and the Company and all non-audit work performed for the Company by the independent auditor.

11.	Establish and review the Company’s procedures for the:

•	receipt, retention and treatment of complaints regarding accounting, financial disclosure, internal controls or auditing matters; and

•	confidential, anonymous submission by employees regarding questionable accounting, auditing and financial reporting and disclosure matters.

12.	Conduct or authorize investigations into any matters that the Committee believes is within the scope of its responsibilities. The Committee has the authority to retain independent counsel, accountants or other advisors to assist it, as it considers necessary, to carry out its duties, and to set and pay the compensation of such advisors at the expense of the Company.

13.	Perform such other functions and exercise such other powers as are prescribed from time to time for the audit committee of a reporting company in Parts 2 and 4 of Multilateral Instrument 52-110 of the Canadian Securities Administrators, the Business Corporations Act (Canada) and the by-laws of the Company.

APPENDIX “C”

I-MINERALS INC.
(the “Company”)

BY-LAW ALTERATION RESOLUTION

“BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

1.	the By-Laws of the Company be altered by adding the text substantially as set forth in Appendix “D” to this Proxy Statement;

2.	the Company be authorized to revoke this special resolution and abandon or terminate the alteration of the By-Laws if the Board deems it appropriate and in the best interests of the Company to do so without further confirmation, ratification or approval of the shareholders; and

3.	any one or more of the directors and officers of the Company be authorized and directed to perform all such acts, deeds and things and execute, under the seal of the Company or otherwise, all such documents and other writings, stock exchange and securities commissions forms, as may be required to give effect to the true intent of this resolution.”

APPENDIX “D”

I-MINERALS INC.
(the “Company”)

ALTERATIONS TO BY-LAWS

Nominations of Directors

(a)	Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Company. Nominations of persons for election to the board may be made at any annual meeting of shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors:

(i)	by or at the direction of the board, including pursuant to a notice of meeting;

(ii)	by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of the Canada Business Corporations Act, or a requisition of the shareholders made in accordance with the provisions of the Canada Business Corporations Act; or

(iii)	by any person (a “Nominating Shareholder”): (A) who, at the close of business on the date of the giving of the notice provided for below in this By-Law and on the record date for notice of such meeting, is entered in the securities register as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting; and (B) who complies with the notice procedures set forth below in this By-Law.

(b)	In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must have given timely notice thereof in proper written form to the Secretary of the Company at the principal executive offices of the Company.

(c)	To be timely, a Nominating Shareholder’s notice to the Secretary of the Company must be made:

(i)	in the case of an annual meeting of shareholders, not less than 30 nor more than 65 days prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the tenth (10th) day following the Notice Date; and

(ii)	in the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of shareholders was made. In no event shall any adjournment or postponement of a meeting of shareholders or the announcement thereof commence a new time period for the giving of a Nominating Shareholder’s notice as described above.

(d)	To be in proper written form, a Nominating Shareholder’s notice to the Secretary of the Company must set forth:

(i)	as to each person whom the Nominating Shareholder proposes to nominate for election as a director: (A) the name, age, business address and residential address of the person; (B) the principal occupation or employment of the person; (C) the class or series and number of shares in the capital of the Company which are controlled or which are owned beneficially or of record by the person as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice; and (D) any other information relating to the person that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Canada Business Corporations Actand Applicable Securities Laws (as defined below); and

(ii)	as to the Nominating Shareholder giving the notice, any proxy, contract, arrangement, understanding or relationship pursuant to which such Nominating Shareholder has a right to vote any shares of the Company and any other information relating to such Nominating Shareholder that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Canada Business Corporations Actand Applicable Securities Laws (as defined below).

(e)	The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such proposed nominee.

(f)	No person shall be eligible for election as a director of the Company unless nominated in accordance with the provisions of this By-Law; provided, however, that nothing in this By-Law shall be deemed to preclude discussion by a shareholder (as distinct from the nomination of directors) at a meeting of shareholders of any matter in respect of which it would have been entitled to submit a proposal pursuant to the provisions of the Canada Business Corporations Act. The Chairman of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded.

(g)	For purposes of this By-Law:

(i)	“public announcement” shall mean disclosure in a press release reported by a national news service in Canada, or in a document publicly filed by the Company under its profile on the System of Electronic Document Analysis and Retrieval at www.sedar.com; and

(ii)	“Applicable Securities Laws” means the applicable securities legislation of each relevant province and territory of Canada and each relevant state in the United States of America, as amended from time to time, the rules, regulations and forms made or promulgated under any such statutes and the published national instruments, multilateral instruments, policies, bulletins and notices of the relevant securities commissions and similar regulatory authority of each relevant province and territory of Canada and each relevant state in the United States of America.

(h)	Notwithstanding any other provision of this By-Law, notice given to the Secretary of the Company pursuant to this By-Law may only be given by personal delivery, facsimile transmission or by email (at such email address as stipulated from time to time by the Secretary of the Company for purposes of this notice), and shall be deemed to have been given and made only at the time it is served by personal delivery, email (at the address as aforesaid) or sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received) to the Secretary at the address of the principal executive offices of the Company; provided that if such delivery or electronic communication is made on a day which is a not a business day or later than 5:00 p.m. (Vancouver time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the subsequent day that is a business day.

Notwithstanding the foregoing, the board may, in its sole discretion, waive any requirement in this By-Law.”

APPENDIX “E”

RIGHTS OF DISSENTING OWNERS

SECTION 190 OF THE BUSINESS CORPORATIONS ACT (CANADA)

Registered Shareholders each have the right to dissent in respect of the Continuance Resolution in accordance with Section 190 of the CBCA. Such rights of dissent are described in the Proxy Circular under the heading “Dissent Rights”. The full text of Section 190 of the CBCA is set forth below.

Right to dissent

190 (1) Subject to sections 191 and 241, a holder of shares of any class of a corporation may dissent if the corporation is subject to an order under paragraph 192(4)(d) that affects the holder or if the corporation resolves to

(a) amend its articles under section 173 or 174 to add, change or remove any provisions restricting or constraining the issue, transfer or ownership of shares of that class;

(b) amend its articles under section 173 to add, change or remove any restriction on the business or businesses that the corporation may carry on;

(c) amalgamate otherwise than under section 184;

(d) be continued under section 188;

(e) sell, lease or exchange all or substantially all its property under subsection 189(3); or

(f) carry out a going-private transaction or a squeeze-out transaction.

Further right

(2) A holder of shares of any class or series of shares entitled to vote under section 176 may dissent if the corporation resolves to amend its articles in a manner described in that section.

If one class of shares

(2.1) The right to dissent described in subsection (2) applies even if there is only one class of shares.

Payment for shares

(3) In addition to any other right the shareholder may have, but subject to subsection (26), a shareholder who complies with this section is entitled, when the action approved by the resolution from which the shareholder dissents or an order made under subsection 192(4) becomes effective, to be paid by the corporation the fair value of the shares in respect of which the shareholder dissents, determined as of the close of business on the day before the resolution was adopted or the order was made.

No partial dissent

(4) A dissenting shareholder may only claim under this section with respect to all the shares of a class held on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

Objection

(5) A dissenting shareholder shall send to the corporation, at or before any meeting of shareholders at which a resolution referred to in subsection (1) or (2) is to be voted on, a written objection to the resolution, unless the corporation did not give notice to the shareholder of the purpose of the meeting and of their right to dissent.

Notice of resolution

(6) The corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in subsection (5) notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn their objection.

Demand for payment

(7) A dissenting shareholder shall, within twenty days after receiving a notice under subsection (6) or, if the shareholder does not receive such notice, within twenty days after learning that the resolution has been adopted, send to the corporation a written notice containing

(a) the shareholder’s name and address;

(b) the number and class of shares in respect of which the shareholder dissents; and

(c) a demand for payment of the fair value of such shares.

Share certificate

(8) A dissenting shareholder shall, within thirty days after sending a notice under subsection (7), send the certificates representing the shares in respect of which the shareholder dissents to the corporation or its transfer agent.

Forfeiture

(9) A dissenting shareholder who fails to comply with subsection (8) has no right to make a claim under this section.

Endorsing certificate

(10) A corporation or its transfer agent shall endorse on any share certificate received under subsection (8) a notice that the holder is a dissenting shareholder under this section and shall forthwith return the share certificates to the dissenting shareholder.

Suspension of rights

(11) On sending a notice under subsection (7), a dissenting shareholder ceases to have any rights as a shareholder other than to be paid the fair value of their shares as determined under this section except where

(a) the shareholder withdraws that notice before the corporation makes an offer under subsection (12),

(b) the corporation fails to make an offer in accordance with subsection (12) and the shareholder withdraws the notice, or

(c) the directors revoke a resolution to amend the articles under subsection 173(2) or 174(5), terminate an amalgamation agreement under subsection 183(6) or an application for continuance under subsection 188(6), or abandon a sale, lease or exchange under subsection 189(9), in which case the shareholder’s rights are reinstated as of the date the notice was sent.

Offer to pay

(12) A corporation shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the corporation received the notice referred to in subsection (7), send to each dissenting shareholder who has sent such notice

(a) a written offer to pay for their shares in an amount considered by the directors of the corporation to be the fair value, accompanied by a statement showing how the fair value was determined; or

(b) if subsection (26) applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares.

Same terms

(13) Every offer made under subsection (12) for shares of the same class or series shall be on the same terms.

Payment

(14) Subject to subsection (26), a corporation shall pay for the shares of a dissenting shareholder within ten days after an offer made under subsection (12) has been accepted, but any such offer lapses if the corporation does not receive an acceptance thereof within thirty days after the offer has been made.

Corporation may apply to court

(15) Where a corporation fails to make an offer under subsection (12), or if a dissenting shareholder fails to accept an offer, the corporation may, within fifty days after the action approved by the resolution is effective or within such further period as a court may allow, apply to a court to fix a fair value for the shares of any dissenting shareholder.

Shareholder application to court

(16) If a corporation fails to apply to a court under subsection (15), a dissenting shareholder may apply to a court for the same purpose within a further period of twenty days or within such further period as a court may allow.

Venue

(17) An application under subsection (15) or (16) shall be made to a court having jurisdiction in the place where the corporation has its registered office or in the province where the dissenting shareholder resides if the corporation carries on business in that province.

No security for costs

(18) A dissenting shareholder is not required to give security for costs in an application made under subsection (15) or (16).

Parties

(19) On an application to a court under subsection (15) or (16),

(a) all dissenting shareholders whose shares have not been purchased by the corporation shall be joined as parties and are bound by the decision of the court; and

(b) the corporation shall notify each affected dissenting shareholder of the date, place and consequences of the application and of their right to appear and be heard in person or by counsel.

Powers of court

(20) On an application to a court under subsection (15) or (16), the court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the court shall then fix a fair value for the shares of all dissenting shareholders.

Appraisers

(21) A court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the dissenting shareholders.

Final order

(22) The final order of a court shall be rendered against the corporation in favour of each dissenting shareholder and for the amount of the shares as fixed by the court.

Interest

(23) A court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date the action approved by the resolution is effective until the date of payment.

Notice that subsection (26) applies

(24) If subsection (26) applies, the corporation shall, within ten days after the pronouncement of an order under subsection (22), notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

Effect where subsection (26) applies

(25) If subsection (26) applies, a dissenting shareholder, by written notice delivered to the corporation within thirty days after receiving a notice under subsection (24), may

(a) withdraw their notice of dissent, in which case the corporation is deemed to consent to the withdrawal and the shareholder is reinstated to their full rights as a shareholder; or

(b) retain a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

Limitation

(26) A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that

(a) the corporation is or would after the payment be unable to pay its liabilities as they become due; or

(b) the realizable value of the corporation’s assets would thereby be less than the aggregate of its liabilities.

R.S., 1985, c. C-44, s. 190;

 1994, c. 24, s. 23;

 2001, c. 14, ss. 94, 134(F), 135(E);

 2011, c. 21, s. 60(F).